EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report



                      AUGUST 2005 MONTHLY OPERATING REPORT
         FOR THE FOUR WEEK PERIOD FROM JULY 31, 2005 TO AUGUST 27, 2005


DEBTORS' ADDRESS:          Footstar, Inc.
                           933 MacArthur Blvd.
                           Mahwah, NJ 07430

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
----------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Control

                            Date: September 30, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report


                                Table of Contents




                                                                           Page
                                                                           ----

Condensed Consolidated Balance Sheet                                         3

Condensed Consolidated Statements of Operations                              4

Condensed Consolidated Statements of Cash Flows                              5

Notes to Condensed Consolidated Financial Statements                         6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheet                          15

Schedule 2:  Condensed Consolidating Statement of Operations                16

Schedule 3:  Total Disbursements by Debtor Entity                           17

Schedule 4:  Additional Information                                         18
                o  Cash Summary
                o  Accounts Receivable Aging Summary
                o  Summary of Unpaid Post-Petition Accounts Payable
                o  Summary of Taxes Payable

Schedule 5:  Certifications                                                 20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 August 27, 2005
                                   (Unaudited)
                    (amounts in millions, except share data)



ASSETS
------
Current Assets:
   Cash and cash equivalents                                   $         177.7
   Amounts due from retail sales                                          10.1
   Accounts receivable, net                                                3.4
   Inventories                                                           114.5
   Prepaid expenses and other current assets                              28.1
                                                               ----------------
Total current assets                                                     333.8

   Property and equipment, net                                            31.1
   Intangible assets, net                                                 10.3
   Deferred charges and other assets                                       2.0
                                                               ----------------
Total Assets                                                   $         377.2
                                                               ================

LIABILITIES and SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                            $          77.2
   Accrued expenses                                                       35.1
   Amount due under Kmart Settlement                                      15.5
   Taxes payable                                                           6.9
Liabilities subject to compromise:
   Secured liabilities                                                     7.1
   Unsecured liabilities                                                 143.0
                                                               ----------------
Total current liabilities                                                284.8

Long-term liabilities                                                     36.4
Amount due under Kmart Settlement                                          5.5
                                                               ----------------
Total Liabilities                                                        326.7
                                                               ----------------

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares
   authorized, 31,061,545 shares issued                                    0.3
   Additional paid-in capital                                            342.9
   Treasury stock: 10,711,569 shares at cost                            (310.6)
   Unearned compensation                                                  (0.2)
   Retained earnings                                                      18.1
                                                               ----------------
Total Shareholders' Equity                                                50.5
                                                               ----------------
Total Liabilities and Shareholders' Equity                     $         377.2
                                                               ================


     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              For The Period From July 31, 2005 To August 27, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                  Month           Cumulative
                                                                                of August        Filing to Date
                                                                               --------------    --------------
Net sales                                                                      $        52.7     $     1,147.4
Cost of sales                                                                           36.7             772.8
                                                                               --------------    --------------
    Gross profit                                                                        16.0             374.6

Store operating, selling, general and administrative expenses                           13.3             324.5
Loss on Kmart Settlement                                                                   -               6.3
Depreciation and amortization                                                            0.4              23.2
Other income                                                                               -              (9.2)
Interest expense                                                                         0.3               9.3
                                                                               --------------    --------------
    Income before reorganization items                                                   2.0              20.5
                                                                               --------------    --------------

Reorganization items:
  Store and distribution center closing and related asset impairment costs                 -              29.1
  Gain on settlement of bankruptcy claims                                                  -              (0.7)
  Interest income                                                                       (0.5)             (4.6)
  Professional fees                                                                      3.0              32.6
                                                                               --------------    --------------
    Total reorganization items                                                           2.5              56.4
                                                                               --------------    --------------

    Income (loss) before income taxes, minority interests
    and discontinued operations                                                         (0.5)            (35.9)
Benefit for income taxes                                                                (0.4)             (5.3)
                                                                               --------------    --------------
Income (loss) before minority interests and discontinued operations                     (0.1)            (30.6)

Minority interests in net loss of subsidiaries                                             -               9.5
Loss from discontinued operations                                                          -             (54.6)
Gain from disposal of Athletic Segment                                                     -              21.1
                                                                               --------------    --------------

    Net income (loss)                                                          $        (0.1)    $       (54.6)
                                                                               ==============    ==============

     See accompanying notes to condensed consolidated financial statements.

                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
              For The Period From July 31, 2005 To August 27, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                    Month           Cumulative
                                                                  of August        Filing to Date
                                                               --------------     ----------------

Net cash used by operating activities                          $       (39.9)     $          81.7
                                                               --------------     ----------------

Cash flows provided by investing activities:
   Additions to property and equipment                                     -                 (3.4)
   Proceeds from sale of furniture and equipment                           -                  0.6
   Net proceeds from sale of Distribution Centers                          -                 46.7
   Proceeds from sale of Shoe Zone                                         -                  5.4
   Proceeds from sale of Athletic Division                                 -                236.9
                                                               --------------     ----------------
Net cash provided by investing activities                                  -                286.2
                                                               --------------     ----------------

Cash flows used in financing activities:
   Repayments on notes payable                                             -               (207.1)
   Other                                                                   -                 (0.2)
                                                               --------------     ----------------

Net cash used in financing activities                                      -               (207.3)
                                                               --------------     ----------------

Net (decrease) increase in cash and cash equivalents                   (39.9)               160.6
Cash and cash equivalents, beginning of period                         217.6                 17.1
                                                               --------------     ----------------

Cash and cash equivalents, end of period                       $       177.7      $         177.7
                                                               ==============     ================

     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   The Company

Footstar, Inc., which may be referred to as "Footstar", the "Company", "we", "us", or "our" is principally a retailer conducting business through its Meldisco Segment and, prior to its sale of certain stores to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004 and the closing of underperforming stores, its Athletic Segment. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through various retail chains (for example, Footaction and Just For Feet), and via catalogs and the Internet.

2.   Bankruptcy Filing

On March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350 (ASH)" (the "Chapter 11 cases"). The Debtors are currently operating their business and managing their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. As a debtor-in-possession, we are authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

We sought bankruptcy protection after we determined we could not obtain necessary liquidity from our lending syndicate or additional debt or equity financing. This decline in liquidity primarily resulted from unprofitable results in the Athletic Segment, a reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

Since the Petition Date, we have exited the Athletic Segment entirely by closing certain underperforming stores and selling the remainder of the stores and the other assets. The exiting of our Athletic Segment has been accounted for as discontinued operations in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets" ("SFAS No. 144").

In the initial stages of the Chapter 11 cases, we sought to streamline our Meldisco business by selling or exiting selected stores. As a result of our continued analysis of our businesses, we sold or liquidated all of our Shoe Zone stores. We also exited the footwear departments in 44 Gordmans, Inc. stores and the footwear departments in 87 stores operated by subsidiaries of Federated

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report

Department Stores, Inc. As we determined that the disposition of these stores met the requirements of SFAS No. 144, the results of operations for these stores have been accounted for as discontinued operations. Accordingly, our cumulative filing to date financial statements have been restated to reflect these stores as a discontinued operation in our consolidated statements of operations and cash flows. Statement of operations information presented in the notes to consolidated financial statements has been restated to reflect continuing operations for all periods presented.

We have sold other assets, including our distribution centers in Mira Loma, California ("Mira Loma") in July 2004 and Gaffney, South Carolina in September 2004. The purchaser of Mira Loma, Thrifty Oil Co. has leased Mira Loma to FMI International LLC, a logistics provider, which will provide us with warehousing and distribution services through June 30, 2012 under a receiving, warehousing and distribution services agreement.

Under the Bankruptcy Code, we have the ability to reject executory contracts, and unexpired leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract or lease may file claims against us in the Court in accordance with the Bankruptcy Code. We expect that as a result of the rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, we may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including our payment or "cure" of all outstanding liabilities thereunder. We expect that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on our consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against us, we are unable to project the total magnitude of such claims with certainty. We have incurred, and will continue to incur, significant costs associated with the Chapter 11 cases. In order to exit Chapter 11 successfully, we will need to obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code.

On November 12, 2004, we filed a proposed joint plan of reorganization with the Court. On July 2, 2005, we entered into a settlement agreement with Kmart (the "Kmart Settlement"), which provides for, among other things, the consensual assumption of the Master Agreement between the Company and Kmart, as Amended (the "Amended Master Agreement"). See Note 6. Following the Kmart Settlement, we anticipate filing an amended plan with the Court (the "Amended Plan"). The Amended Plan is expected to provide for an orderly reorganization of the Company and cash distributions and be subject to a vote by eligible ballot holders. The Amended Plan is also expected to provide for some flexibility in the timing of its confirmation and our emergence from bankruptcy. The Amended Plan is also expected to provide that we will not emerge from bankruptcy unless we are current in our filings of those periodic reports required by the SEC. Although we expect that creditors in the bankruptcy will be paid in full, the timing of such payments is currently subject to negotiation and is expected to be specified in the Amended Plan.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report


3.   Basis of Presentation

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, our pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. We are in the process of reconciling our pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

We report our operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of August results reflect a four week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. This MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in this MOR.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

This MOR contains unaudited information for all periods, which is subject to further review and potential adjustments and which may be different from those that will be included in our reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of this MOR may not allow for meaningful comparison with our publicly disclosed consolidated financial statements. Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of our future operations or financial position. No assurance can be given that we will be successful in reorganizing our affairs within the Chapter 11 bankruptcy proceedings.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report

4.   The Amended DIP and Exit Credit Facility

Effective March 4, 2004, we entered into a two year, $300.0 million senior secured Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement was subsequently amended (the "DIP and Exit Facility"), which, among other things, reduced the amount of commitments to $100.0 million, including a sub-limit for letters of credit, with availability determined by a borrowing base formula based upon inventory and accounts receivable.

Pursuant to the DIP and Exit Facility, upon emergence from Chapter 11, we had the option, subject to satisfaction of certain conditions, to convert the DIP and Exit Facility to post-emergence financing which would have provided us with up to $160.0 million in revolving commitments, including a $75.0 million sub-limit for letters of credit.

Effective July 1, 2005, we entered into an amendment to the DIP and Exit Facility (the "Amended DIP and Exit Facility"). The Amended DIP and Exit Facility, among other things, reflects a change in the maturity date for the debtor-in-possession portion of the facility from the earlier of (a)(i) March 4, 2006 or (ii) fifteen days following confirmation of the Plan to the earlier of
(b)(i) October 31, 2006 or (ii) emergence from Chapter 11. The maturity date of the exit portion of the Amended DIP and Exit Facility is the earlier of (i) thirty-six months after our emergence from Chapter 11 or (ii) March 4, 2009.

Our borrowing availability under the Amended DIP and Exit Facility continues to be determined by a formula based upon accounts receivable and inventory. However, pursuant to the amendment, revolving commitments upon emergence from Chapter 11 have been reduced from the aforementioned $160.0 million to $100.0 million, including a $40.0 million sub-limit for letters of credit at our option and upon satisfaction of certain conditions. The conditions to be satisfied prior to emergence from Chapter 11 include the absence of any default or event of default, confirmation of the Plan and occurrence of all conditions related thereto and our delivery of forward looking projections acceptable to the lender and specified availability levels. Borrowings under the Amended DIP and Exit Facility bear interest at either Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at our option, with the applicable margin based on quarterly excess availability levels. A quarterly fee of 0.3% per annum is payable on the unutilized balance.

Pursuant to the Amended DIP and Exit Facility we are required to maintain minimum excess availability equal to at least 10% of the borrowing base, as defined, provided, however, that prior to our emergence from Chapter 11, in the event that loans are outstanding, the minimum excess availability requirement will be an amount equal to at least 10% of the borrowing base plus $20.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report

The Amended DIP and Exit Facility is secured by substantially all of the assets of the Company and contains various affirmative and negative covenants, representations, warranties and events of default to which we are subject, all as specified in the Amended DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. After our emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, we will be subject to a fixed charge coverage covenant. The Amended DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting our business, operations, property, assets, or condition, and that the Amended Master Agreement is in full force and effect and not in default. A failure by us to satisfy any of the covenants, representations or warranties would result in default or other adverse impact under the Amended DIP and Exit Facility.

As of August 27, 2005, there were no loans outstanding under the Amended DIP and Exit Facility and outstanding letters of credit thereunder totaled $16.6 million. Letters of credit reduce the borrowing capacity of the Amended DIP and Exit Facility.

5.   Discontinued Operations

As part of our initial restructuring plans, after filing for Chapter 11 we closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

With respect to the leases related to these stores (and several additional leases related to the Meldisco business), we employed a group led by Abacus Advisors Group LLC to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $76.8 million prior to mitigation. As of August 27, 2005, we have mitigated $19.2 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $57.6 million. Of this amount, $4.4 million has been paid through August 27, 2005 resulting in a remaining potential liability of $53.2 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

On April 21, 2004, we received Court approval to sell to Foot Locker 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations that were leased on a month-to-month basis.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report

During the year following the closing of the sale, if Foot Locker entered into a new lease for any of these store locations, the escrow amount related to that location was paid to us. The escrow amount related to any location for which Foot Locker had not entered into a new lease within one year after the closing was paid to Foot Locker, thereby reducing the purchase price by such amount. As of August 27, 2005, Footlocker had entered into new leases for 12 of the above-mentioned 14 store locations and one store location had been leased by the landlord to a third party. As of August 27, 2005, approximately $9.2 million of the above-mentioned $13.0 million escrow amount has been released to us, approximately $2.2 million had been released to Foot Locker, and approximately $1.6 million remained in escrow. The parties had previously agreed to extend the above-mentioned one year period until July 7, 2005 for the one remaining month-to-month lease, but have been unable to agree to a further extension. Accordingly, the $1.6 million remains in escrow pending the parties resolution of the dispute relating to the release of such funds from escrow. The gain from disposal of the Athletic Segment will increase by the amount of the remaining escrowed cash, if such cash is released to us.

In the initial stages of the Chapter 11 cases, we sought to streamline our Meldisco business by selling or exiting selected stores. As a result of our continued analysis of our businesses, we sold or liquidated all of our Shoe Zone stores. We also exited the footwear departments in 44 Gordmans, Inc. stores and the footwear departments in 87 stores operated by subsidiaries of Federated Department Stores, Inc. As we determined that the disposition of these stores met the requirements of SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), the results of operations for these stores have been accounted for as discontinued operations. Accordingly, our cumulative filing to date financial statements have been restated to reflect these stores as a discontinued operation in our consolidated statements of operations and cash flows. The assets and liabilities of the discontinued operations were disposed of by January 1, 2005. Statement of operations information presented in the notes to consolidated financial statements has been restated to reflect continuing operations for all periods presented.

6.       Significant Kmart Relationship

The business relationship between Meldisco and Kmart is extremely important to us. The licensed footwear departments in Kmart comprise substantially all of our sales and profits.

On July 2, 2005, the Company and Kmart entered into the Kmart Settlement and thereafter the Amended Master Agreement which dictates the structure of our relationship with Kmart. Under the Master Agreement before amendment, the Company and Kmart had formed in excess of 1,500 Shoemart Corporations in which we had a 51% ownership interest and Kmart had a 49% ownership interest, other than 23 of the Shoemart Corporations which were wholly-owned by us.

The Kmart Settlement provides that Kmart's equity interests in the Shoemart Corporations will be extinguished effective January 2, 2005, and accordingly, Kmart will not share in the profits or losses of those entities for fiscal 2005 or subsequent years. The Kmart Settlement fixed the cure amount with respect to our assumption of the Amended Master Agreement at $45.0 million, which was paid

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report

on August 26, 2005. Effective January 2, 2005, we are required to pay Kmart 14.625% of the gross sales of the footwear departments. On August 29, 2005, we made an estimated payment to Kmart of $14.0 million based on the revised percent of gross sales due under the Amended Master Agreement for the period beginning January 2, 2005 through August 27, 2005. On September 6, 2005, we paid an additional $1.5 million for the final payment of the amount due. Effective August 25, 2005, we are required to pay Kmart a miscellaneous expense fee of $23,500 per open store per year. The Amended Master Agreement expires at the end of 2008 at which time Kmart is obligated to purchase our Shoemart inventory (but not our brands) at book value, as defined, to allow for an orderly wind down of the Shoemart business.

We and Kmart each have the right to terminate the Amended Master Agreement early if the gross sales of the footwear departments are less than $550.0 million in any year, provided that such gross sales minimum will be reduced by $0.4 million for each store that is closed or converted after August 25, 2005. The Company also has the unilateral right to terminate the Amended Master Agreement if either (i) the number of Kmart stores is less than 900 or (ii) the gross sales of the footwear departments in any consecutive quarters are less than $450.0 million. In the event of any such termination, Kmart is obligated to purchase all of the inventory (including inventory that is on order but excluding inventory that is damaged, unsaleable and seasonal inventory, as defined) for an amount equal to the book value of the inventory, as defined.

Under the Amended Master Agreement, Kmart has the right to terminate our licenses to operate shoe departments in up to 550 Kmart stores during the remaining term of the Amended Master Agreement by disposing of, closing or converting those stores. The number of such terminations per year is capped at 85 in 2005, 150 in 2006 and 160 in each of 2007 and 2008, with any unused cap carried over to the following year. For each store that is disposed of, closed or converted, Kmart must purchase all of our in-store inventory (excluding inventory that is damaged, unsaleable and seasonal inventory, as defined) at book value, as defined. In addition, to the extent Kmart exceeds the annual cap or the 550 aggregate limit, Kmart must pay us a non-refundable stipulated loss value per store equal to $100,000 for terminations occurring in 2005, $60,000 for terminations occurring in 2006, $40,000 for terminations occurring in 2007 and $20,000 for terminations occurring in 2008. A termination of the entire Amended Master Agreement in accordance with its terms does not trigger a stipulated loss value payment.

The Amended Master Agreement sets forth the parties' obligations with respect to staffing and advertising. Specifically, we must spend at least 10% of gross sales in the footwear departments on staffing costs, as defined, for the stores; and we must schedule the staffing in each store at a minimum of 40 hours per week. In addition, Kmart is required to allocate at least 52 square tab weekend newspaper advertising insert pages per year to our products.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report

Kmart will have a capital claim against us in the amount of $11,000 for each store that is an existing store, as defined, on August 25, 2005, which is generally payable by us to Kmart at the time a store is disposed of, closes or converts to another retail format in accordance with the 550 store limitation described above. However, upon the expiration of the Amended Master Agreement or upon early termination of that agreement other than as a result of our breach, all capital claims not yet due and payable will be waived for any remaining stores. If the Amended Master Agreement is terminated as a result of our breach, capital claims for remaining stores will not be waived and will become immediately due and payable.

7.   Liabilities Subject to Compromise

In our condensed consolidated balance sheet, the caption "Liabilities subject to compromise" reflects our current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, we have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of our pre-petition obligations. We have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim, which bar date has now passed for all creditors. Differences between liability amounts recorded by us and claims filed by creditors are being reconciled and, if necessary, the Court will make a final determination of allowable claims. We continue to evaluate the amount of our pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

8.   Legal Proceedings

On or about March 3, 2005, a first amended complaint was filed against us in the U.S. District Court for the District of Oregon, captioned Adidas America, Inc. and Adidas-Solomon AG v. Kmart Corporation and Footstar, Inc. The first amended complaint seeks injunctive relief and unspecified monetary damages for trademark infringement, trademark dilution, unfair competition, deceptive trade practices and breach of contract arising out of our use of four stripes as a design element on footwear which Adidas alleges infringes on its registered three stripe trademark. While it is too early in litigation to predict the outcome of the claims against us, we believe that we have meritous defenses to the claims asserted by Adidas and have filed an answer denying the allegations.

9.   Reorganization Items - Professional Fees

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $3.0 million and $41.8 million for the current period and filing to date period, respectively. Of this amount, $0.0 million and $9.2 million for the current period and filing to date period, respectively, are included in loss from discontinued operations.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report

10.      Income Taxes

We have established a valuation allowance for substantially all of our deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

Although the Kmart Settlement was effective as of January 2, 2005, the effective date for tax purposes is August 25, 2005, the date the Kmart Settlement was approved by the Court. As a result, two tax periods are required for fiscal 2005. Due to the minority interests in each Shoemart store for the period January 2, 2005 through August 25, 2005, we can not file a consolidated federal tax return. As losses from stores cannot therefore be offset against profits from other stores, this has resulted in an unusually high estimated effective tax rate of approximately 88% for 2005. As the minority interests are eliminated as of August 25, 2005, subsequent federal tax returns will be filed on a consolidated basis.

The Kmart Settlement will allow us to include all subsidiaries in the consolidated tax group thereby allowing us to utilize a portion of our net operating losses going forward, subject to profitability and certain limitations.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".


11.  Actuarial Determined Liabilities

We maintain liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

12.  Consolidating Schedules

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for our reportable segments. Consolidating elimination entries, where applicable, have been included. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. We allocate various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATING BALANCE SHEET
                                   (Unaudited)
                              (amounts in millions)
                                 August 27, 2005

                                                                                                         SCHEDULE 1

                                                          Athletic        Meldisco
                                                          Division        Division       Corporate         Total
                                                         ------------    -----------    ------------   ---------------
ASSETS
------
Current Assets:
   Cash and cash equivalents                             $      (1.1)    $    178.2     $       0.6    $        177.7
   Amounts due from retail sales                                   -           10.1               -              10.1
   Accounts receivable, net                                        -            2.9             0.5               3.4
   Inventories                                                     -          117.3            (2.8)            114.5
   Prepaid expenses and other current assets                       -           24.4             3.7              28.1
   Intercompany                                                230.5          342.8          (573.3)                -
                                                         ------------    -----------    ------------   ---------------
Total current assets                                           229.4          675.7          (571.3)            333.8

   Property and equipment, net                                     -           31.1               -              31.1
   Intangible assets, net                                          -              -            10.3              10.3
   Deferred charges and other assets                               -            2.0               -               2.0
                                                         ------------    -----------    ------------   ---------------
Total Assets                                             $     229.4     $    708.8     $    (561.0)   $        377.2
                                                         ============    ===========    ============   ===============

LIABILITIES and SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                      $      (3.2)    $     81.8     $      (1.4)    $        77.2
   Accrued expenses                                              2.4           32.9            (0.2)             35.1
   Amount due under Kmart Settlement                                           15.5                              15.5
   Taxes payable                                                 2.0            0.9             4.0               6.9
Liabilities subject to compromise:
   Secured liabilities                                             -            7.1               -               7.1
   Unsecured liabilities                                       109.0           33.9             0.1             143.0
                                                         ------------    -----------    ------------   ---------------
Total current liabilities                                      110.2          172.1             2.5             284.8

Long-term liabilities                                              -           36.4               -              36.4
Amount due under Kmart Settlement                                  -            5.5               -               5.5
                                                         ------------    -----------    ------------   ---------------
Total Liabilities                                              110.2          214.0             2.5             326.7
                                                         ------------    -----------    ------------   ---------------

Shareholders' Equity (Deficit):
   Common stock                                                    -              -             0.3               0.3
   Additional paid-in capital                                  269.5          216.9          (143.5)            342.9
   Treasury stock                                                  -              -          (310.6)           (310.6)
   Unearned compensation                                           -           (0.2)              -              (0.2)
   Retained earnings (deficit)                                (150.3)         278.1          (109.7)             18.1
                                                         ------------    -----------    ------------   ---------------
Total Shareholders' Equity (Deficit)                           119.2          494.8          (563.5)             50.5
                                                         ------------    -----------    ------------   ---------------
Total Liabilities and Shareholders' Equity (Deficit)     $     229.4     $    708.8     $    (561.0)   $        377.2
                                                         ============    ===========    ============   ===============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
              For The Period From July 31, 2005 To August 27, 2005
                                   (Unaudited)
                              (amounts in millions)

                                                                                                              SCHEDULE 2

                                                              Athletic        Meldisco
                                                              Division        Division        Corporate          Total
                                                           --------------   --------------   -----------    ------------
Net sales                                                  $           -    $        52.7    $        -     $      52.7
Cost of sales                                                          -             37.8          (1.1)           36.7
                                                           --------------   --------------   -----------    ------------
    Gross profit                                                       -             14.9           1.1            16.0

Store operating, selling, general
 and administrative expenses                                           -             13.0           0.3            13.3
Depreciation and amortization                                          -              0.4             -             0.4
Interest expense                                                       -              0.3             -             0.3
                                                           --------------   --------------   -----------    ------------
    Income before reorganization items                                 -              1.2           0.8             2.0
                                                           --------------   --------------   -----------    ------------

Reorganization items:
  Interest income                                                      -             (0.5)            -            (0.5)
  Professional fees                                                    -              3.0             -             3.0
                                                           --------------   --------------   -----------    ------------
    Total reorganization items                                         -              2.5             -             2.5
                                                           --------------   --------------   -----------    ------------

    (Loss) income before income taxes
    and minority interests                                             -             (1.3)          0.8            (0.5)
Benefit for income taxes                                               -             (0.4)            -            (0.4)
                                                           --------------   --------------   -----------    ------------
    Income before minority interests and
    discontinued operations                                            -             (0.9)          0.8            (0.1)

Loss from discontinued operations                                      -                -             -               -
                                                           --------------   --------------   -----------    ------------

    Net (loss) income                                      $           -    $        (0.9)   $      0.8     $      (0.1)
                                                           ==============   ==============   ===========    ============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report

                                                                      SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From July 31, 2005 to August 27, 2005 amounted to $85.546 million.




See attached Exhibit 1 for details on an entity-by-entity basis.

--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report

                                   Exhibit #1
                               July MOR Schedule 3



Case No. 04-              Debtor                                                                            Total
                                                                                                        Disbursements
22350                  Footstar, Inc.                                                                               0
22351                  Footstar Corporation                                                                68,313,023
22352                  Apache-Minnesota Thom Mcan, Inc.                                                             0
22353                  ATHLETIC ATTIC OF TEXAS, INC.                                                                0
22354                  Athletic Center, Inc.                                                                        0
22355                  Feet Center, Inc.                                                                            0
22356                  Feet of Colorado, Inc.                                                                   1,654
22357                  Footaction Center, Inc.                                                                      0
22358                  Footstar Center, Inc.                                                                        0
22359                  FWS I, INC.                                                                                  0
22360                  FWS II, INC.                                                                                 0
22361                  LFD I, INC.                                                                                  0
22362                  LFD II, INC.                                                                                 0
22363                  Mall of America Fan Club, Inc.                                                           3,554
22364                  Meldisco H.C., Inc.                                                                     25,027
22365                  Miles Shoes Meldisco Lakewood, Colorado, Inc.                                           12,746
22366                  SHOE ZONE CENTER, INC.                                                                   5,554
22367                  STELLAR WHOLESALING, INC.                                                              190,304
22368                  Nevada Feet, Inc.                                                                            0
22369                  CONSUMER DIRECT WAUSAU, INC.                                                                 0
22370                  CD SERVICES LLC                                                                              0
22371                  Footstar HQ, LLC                                                                             0
22372                  FA SALES LLC                                                                                 0
22373                  CDIRECT, INC.                                                                                0
22374                  LFD Operating, Inc.                                                                          0
22375                  LFD Today, Inc.                                                                              0
22376                  Feet HQ, Inc.                                                                           14,999
22377                  FA HQ, Inc.                                                                                  0
22378                  AP LLC                                                                                       0
27000                  MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                               0
27001                  MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                           0
27002                  MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                0
27003                  MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                         0
27004                  MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                     0
27005                  MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                           0
27006                  MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                       0
27007                  MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                               0
27008                  MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                   0
27009                  MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                              0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27010                  MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                            0
27011                  MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                           0
27012                  MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                             0
27013                  MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                    0
27014                  MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                          0
27015                  MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                              0
27016                  MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                              0
27017                  MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                    0
27018                  MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                            0
27019                  MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                0
27020                  MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                   0
27021                  MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                         249
27022                  MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                            19
27023                  MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                             0
27024                  MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                0
27025                  MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                               276
27026                  MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                          148
27027                  MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                              269
27028                  MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                       787
27029                  MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                              0
27030                  MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                   0
27031                  MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                0
27032                  MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                              0
27033                  MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                              0
27034                  MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                0
27035                  MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                     0
27036                  MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                            0
27037                  MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                 0
27038                  MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                0
27039                  MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                            0
27040                  SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                        0
27041                  SHOE ZONE #8415                                                                              0
27042                  MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                          428
27043                  SHOE ZONE #8414                                                                              0
27044                  MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                          165
27045                  SHOE ZONE FAIRWAY CENTER, INC.                                                               0
27046                  SHOE ZONE #8418                                                                              0
27047                  SHOE ZONE 8432, INC.                                                                         0
27048                  MELDISCO/PAY LESS YELM, WA., INC.                                                          499
27049                  MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                               50
27050                  SHOE ZONE 8439, INC.                                                                         0
27051                  MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                      610
27052                  MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                       9,067
27053                  MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                      322
27054                  MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                           72
27056                  MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                            366
27057                  SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                              0
27058                  SHOE ZONE #8412                                                                              0
27059                  MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                           345

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27060                  MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                    631
27061                  MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                   179
27062                  SHOE ZONE 8428, INC.                                                                         0
27063                  SHOE ZONE 8421, INC.                                                                         0
27064                  MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                           401
27065                  MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                              59
27067                  SHOE ZONE 8436, INC.                                                                         0
27068                  WESTHEIMER SHOE ZONE, INC.                                                                   0
27069                  SHOE ZONE 8433, INC.                                                                         0
27070                  MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                 0
27071                  MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                           217
27072                  MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                       360
27073                  MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                    48
27074                  MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                    338
27075                  SUNLAND SHOE ZONE, INC.                                                                      0
27076                  SHOE ZONE #8400                                                                              0
27077                  SHOE ZONE #8401                                                                              9
27078                  SHOE ZONE #8402                                                                              9
27079                  SHOE ZONE #8403                                                                              0
27080                  MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                           415
27081                  SHOE ZONE #8419                                                                              0
27082                  SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                 0
27083                  MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                             79
27084                  SHOE ZONE #8406                                                                              0
27085                  SHOE ZONE #8404                                                                              0
27086                  SHOE ZONE #8407                                                                              0
27087                  SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                          0
27088                  SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                                0
27089                  SHOE ZONE 8435, INC.                                                                         0
27090                  MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                             175
27091                  SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                             0
27092                  MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                           0
27093                  MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                   0
27094                  MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                   0
27095                  MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                            0
27096                  MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                        0
27097                  MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                               0
27098                  MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                            0
27099                  MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                   0
27100                  MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                  0
27101                  MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                 0
27102                  MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                 0
27103                  MELDISCO/PAY LESS SANDY, UT., INC.                                                         236
27104                  MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                            0
27105                  MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                   0
27106                  MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                 0
27107                  MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                0
27108                  MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                          0
27109                  MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27110                  MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                     0
27111                  MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                             0
27112                  MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                        0
27113                  MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                               0
27114                  MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                             0
27115                  MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                           0
27116                  KLECKLEY AVENUE SHOE ZONE, INC.                                                              0
27117                  MELDISCO - MCE 100 MAIN ST., NY., INC.                                                       0
27118                  MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                      0
27119                  MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                   0
27120                  MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                    0
27121                  MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                 0
27122                  MELDISCO - GORD 4401 27TH ST., IL., INC.                                                     0
27123                  MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                              0
27124                  MELDISCO - GORD 4600 VINE ST., NE., INC.                                                     0
27125                  MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                               0
27126                  BELLAIRE GESSNER SHOE ZONE, INC.                                                             0
27127                  MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                  0
27128                  SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                            0
27129                  MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                  0
27130                  MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                  0
27131                  MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                               0
27132                  MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                0
27133                  MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                    0
27134                  MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                    0
27135                  MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                        0
27136                  MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                   0
27137                  MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                 0
27138                  MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                 0
27139                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                   0
27140                  MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                0
27141                  MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                 0
27142                  MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                              0
27143                  MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                           0
27144                  MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                    520
27145                  MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                            280
27146                  MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                           230
27147                  MELDISCO/PAY LESS CANBY, OR., INC.                                                         112
27148                  MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                      498
27149                  MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                               434
27150                  MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                           300
27151                  MELDISCO/PAY LESS BREMERTON, WA., INC.                                                     527
27152                  MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                   415
27153                  MELDISCO/PAY LESS BLAINE, WA., INC.                                                        517
27154                  MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                               551
27155                  MELDISCO/PAY LESS ASHLAND, OR., INC.                                                       281
27156                  MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                   285
27157                  MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                    156
27158                  MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                         323

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27159                  MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                          395
27160                  MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                           308
27161                  MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                              211
27162                  MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                              356
27163                  MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                             0
27164                  MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                  0
27165                  MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                 0
27166                  MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                             0
27167                  MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                          281
27168                  MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                              301
27169                  MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                117
27170                  MELDISCO - MCE 420 FULTON ST., NY., INC.                                                     0
27171                  MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                 0
27172                  MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                       352
27173                  MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                           375
27174                  MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                 0
27175                  MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                  0
27176                  MELDISCO/PAY LESS ANACORTES, WA., INC.                                                     535
27177                  MELDISCO/PAY LESS ALOHA, OR., INC.                                                           0
27178                  MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                      350
27179                  MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                544
27180                  Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                   0
27181                  MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                   350
27182                  MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                0
27183                  MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                273
27184                  MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                          0
27185                  MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                         0
27186                  MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                               0
27187                  MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                        0
27188                  ROCKLAND PLAZA SHOE ZONE, INC.                                                               0
27189                  NORTHLINE MALL SHOE ZONE, INC.                                                               0
27190                  MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                0
27191                  MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                 0
27192                  MELDISCO - MCW 414 K ST., CA., INC.                                                          0
27193                  MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                            0
27194                  MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                   0
27195                  MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                         0
27196                  SHARPSTOWN SHOE ZONE, INC.                                                                   0
27197                  MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                          456
27198                  MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                               454
27199                  MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                    335
27200                  MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                  339
27201                  MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                 0
27202                  MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                               0
27203                  MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                  0
27204                  MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                            0
27205                  MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                               0
27206                  MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                  0
27207                  MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27208                  MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                       429
27209                  MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                         211
27210                  MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                               310
27211                  MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                470
27212                  MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                          281
27213                  MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                            534
27214                  MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                               393
27215                  MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                            385
27216                  MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                         0
27217                  MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                            578
27218                  MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                            440
27219                  MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                           325
27220                  MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                 0
27221                  MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                  0
27222                  MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                             0
27223                  MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                         0
27224                  MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                   795
27225                  MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                               476
27226                  MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                          416
27227                  MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                           347
27228                  MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                  0
27229                  MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                 345
27230                  MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                        373
27231                  MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                0
27232                  MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                  312
27233                  MELDISCO/PAY LESS PULLMAN, WA., INC.                                                       201
27234                  MELDISCO/PAY LESS RENTON, WA., INC.                                                          0
27235                  MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                      0
27236                  MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                              0
27237                  MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                0
27238                  MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                               0
27239                  MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                 0
27240                  MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                   0
27241                  MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                      0
27242                  MELDISCO/PAY LESS STANWOOD, WA., INC.                                                      755
27243                  MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                             188
27244                  MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                        296
27245                  MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                               1,140
27246                  MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                            287
27247                  MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                          310
27248                  MELDISCO/PAY LESS 12TH ST, CO., INC.                                                       226
27249                  MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                           142
27250                  MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                            502
27251                  MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                 256
27252                  MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                              472
27253                  MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                            447
27254                  MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                             279
27255                  MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                         290
27256                  MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                         410

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27257                  MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                  204
27258                  MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                     85
27259                  MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                   286
27260                  MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                            289
27261                  MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                610
27262                  MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                               447
27263                  MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                             325
27264                  MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                               242
27265                  MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                              365
27266                  MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                 63
27267                  MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                             360
27268                  MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                         474
27269                  MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                           322
27270                  MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                              348
27271                  MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                           396
27272                  MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                 59
27273                  MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                        340
27274                  MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                            331
27275                  MELDISCO/PAY LESS YUMA, AZ., INC.                                                          163
27276                  MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                           296
27277                  MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                              281
27278                  MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                             253
27279                  MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                 293
27280                  MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                   437
27281                  MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                  326
27282                  MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                      213
27283                  MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                281
27284                  MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                     281
27285                  MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                439
27286                  MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                 333
27287                  MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                219
27288                  MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                        426
27289                  MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                           262
27290                  MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                               361
27291                  MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                  249
27292                  MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                            1,220
27293                  MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                               314
27294                  MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                      251
27295                  MELDISCO/PAY LESS LITTLETON, CO., INC.                                                     248
27296                  MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                  0
27297                  MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                 0
27298                  MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                           568
27299                  MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                              381
27300                  MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                  322
27301                  MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                 170
27302                  MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                    0
27303                  MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                            370
27304                  Galleria Pavilion Feet, Inc.                                                                 0
27305                  MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                               501

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27306                  MELDISCO K-M MCGALLIARD RD IND INC                                                       7,727
27307                  MELDISCO K-M LANCASTER, OHIO, INC.                                                      10,177
27308                  MELDISCO K-M MIAMI, FLA., INC.                                                          26,705
27309                  MELDISCO K-M MADAWASKA, MAINE, INC.                                                      7,086
27310                  MELDISCO K-M MARATHON, FLA., INC.                                                        7,766
27311                  MELDISCO K-M MARTINEZ, GA., INC.                                                         7,602
27312                  MELDISCO K-M JESUP, GA., INC.                                                            5,220
27313                  MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                               6,889
27314                  MELDISCO K-M HURON, S.D., INC.                                                           6,076
27315                  MELDISCO K-M HOLYOKE, MASS., INC.                                                       13,650
27316                  MELDISCO K-M HIGHWAY 58, TENN., INC.                                                     5,468
27317                  MELDISCO K-M CONNERSVILLE IND INC                                                        5,256
27318                  MELDISCO K-M LACEY, WASH., INC.                                                          9,935
27319                  MELDISCO K-M KINGMAN, ARIZ., INC.                                                        9,286
27320                  MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                      7,243
27321                  MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                               8,081
27322                  MELDISCO K-M MOORESTOWN, N.J., INC.                                                     11,059
27323                  MELDISCO K-M LAKE ST., MINN., INC.                                                      21,843
27324                  MELDISCO K-M DEPEW, N.Y., INC.                                                          12,735
27325                  MELDISCO K-M DAVENPORT, IA., INC.                                                        5,906
27326                  MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                  7,832
27327                  MELDISCO K-M FRANKFORT, KY., INC.                                                        5,366
27328                  MELDISCO K-M FAIRHAVEN, MASS., INC.                                                     15,468
27329                  MELDISCO K-M ELKTON, MD., INC.                                                           8,455
27330                  MELDISCO K-M DOUGLASVILLE, GA., INC.                                                     7,269
27331                  MELDISCO K-M SMITHFIELD, N.C., INC.                                                      5,927
27332                  MELDISCO K-M HERTEL AVE., N.Y., INC.                                                    15,181
27333                  MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                  6,978
27334                  MELDISCO K-M SPRINGFIELD, ORE., INC.                                                         0
27335                  MELDISCO K-M SOLON, OHIO, INC.                                                           8,716
27336                  MELDISCO K-M ALGONA, IOWA, INC.                                                          5,289
27337                  CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                   6,753
27338                  MELDISCO K-M WOODBURY AVE., N.H., INC.                                                   6,998
27339                  MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                              9,004
27340                  MELDISCO K-M SUPERIOR, WISC., INC.                                                       7,878
27341                  MELDISCO K-M ANAHEIM, CAL., INC.                                                        11,877
27342                  MELDISCO K-M BEAUFORT, S.C., INC.                                                        9,340
27343                  MELDISCO K-M AURORA AVE., WASH., INC.                                                   12,675
27344                  MELDISCO K-M ARAMINGO AVE., PA., INC.                                                   28,019
27345                  MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                               365
27346                  MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                            297
27347                  MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                          306
27348                  MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                               173
27349                  MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                 454
27350                  MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                           448
27351                  MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                         288
27352                  MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                      225
27353                  MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                             158
27354                  MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                            514

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27355                  MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                              162
27356                  MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                      365
27357                  MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                        452
27358                  MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                             175
27359                  MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                             259
27360                  MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                            460
27361                  MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                             511
27362                  MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                             1,291
27363                  MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                            101
27364                  MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                               320
27365                  MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                              615
27366                  MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                          429
27367                  MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                             101
27368                  MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                        163
27369                  MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                             532
27370                  MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                             1,116
27371                  MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                            307
27372                  MELDISCO/PAY LESS EDMONDS, WA., INC.                                                        35
27373                  MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                        321
27374                  MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                           350
27375                  MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                         361
27376                  MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                            303
27377                  MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                               179
27378                  MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                    660
27379                  MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                          464
27380                  MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                           499
27381                  MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                             436
27382                  MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                      414
27383                  MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                 291
27384                  MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                       411
27385                  MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                        317
27386                  MELDISCO/PAY LESS SEASIDE, OR., INC.                                                       607
27387                  MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                  840
27388                  MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                       421
27389                  MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                    163
27390                  MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                  327
27391                  MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                          251
27392                  MELDISCO/PAY LESS 7000 SO., UT., INC.                                                      179
27393                  MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                            246
27394                  MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                              221
27395                  MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                             261
27396                  MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                         308
27397                  MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                         0
27398                  MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                              359
27399                  MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                         311
27400                  MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                             236
27401                  MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                  184
27402                  MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                    155
27403                  MELDISCO/PAY LESS 3300 SO., UT., INC.                                                      204

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27404                  MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                175
27405                  MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                237
27406                  MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                            235
27407                  MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                      60
27408                  MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                    454
27409                  MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                               229
27410                  MELDISCO/PAY LESS SEDONA, AZ., INC.                                                        459
27411                  MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                    381
27412                  MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                  298
27413                  MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                      50
27414                  MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                    183
27415                  MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                  207
27416                  MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                          23
27417                  MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                          142
27418                  MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                           203
27419                  MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                          346
27420                  MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                           227
27421                  MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                             201
27422                  MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                             475
27423                  MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                           610
27424                  MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                           690
27425                  MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                  505
27426                  MELDISCO/PAY LESS LACEY, WA., INC.                                                         446
27427                  MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                      519
27428                  MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                    703
27429                  MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                  518
27430                  MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                  337
27431                  MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                   205
27432                  MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                            533
27433                  MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                        269
27434                  MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                 402
27435                  MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                        0
27436                  MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                       170
27437                  MELDISCO/PAY LESS COLFAX, CO., INC.                                                        294
27438                  MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                     377
27439                  MELDISCO/PAY LESS BROADWAY, CO., INC.                                                      309
27440                  MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                         212
27441                  MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                           0
27442                  MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                         407
27443                  MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                      196
27444                  MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                            109
27445                  MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                          174
27446                  MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                                249
27447                  MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                205
27448                  MELDISCO/PAY LESS CALDWELL, ID., INC.                                                      307
27449                  MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                       0
27450                  MELDISCO/PAY LESS BOULDER, CO., INC.                                                        36
27451                  MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                     306
27452                  MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                 239

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27453                  MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                             178
27454                  MELDISCO/PAY LESS OREM, UT., INC.                                                          453
27455                  MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                 297
27456                  MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                          529
27457                  MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                  553
27458                  MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                               520
27459                  MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                            148
27460                  MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                       0
27461                  MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                             518
27462                  MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                288
27463                  MELDISCO/PAY LESS DENVER, CO., INC.                                                        268
27464                  MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                               193
27465                  MELDISCO/PAY LESS GREELEY, CO., INC.                                                        66
27466                  MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                             230
27467                  MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                         204
27468                  MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                              159
27469                  MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                          266
27470                  MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                      176
27471                  MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                              369
27472                  MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                    240
27473                  MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                 485
27474                  MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                            435
27475                  MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                           311
27476                  MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                         118
27477                  MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                          98
27478                  MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                               348
27479                  MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                    350
27480                  MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                             474
27481                  MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                         275
27482                  MELDISCO/PAY LESS 28TH ST., CO., INC.                                                       74
27483                  MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                        434
27484                  MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                            374
27485                  MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                      291
27486                  MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                          309
27487                  MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                            239
27488                  MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                           457
27489                  MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                  286
27490                  MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                                97
27491                  MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                            233
27492                  MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                   258
27493                  MELDISCO/PAY LESS 24TH ST., UT., INC.                                                      401
27494                  MELDISCO/PAY LESS 635 EAST, UT., INC.                                                      193
27495                  MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                           169
27496                  MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                      319
27497                  MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                  177
27498                  MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                             799
27499                  MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                418
27500                  Valley View Shopping Ctr. Footaction, Inc.                                                   0
27501                  Washington Footaction, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27502                  Southwest Center Footaction, Inc.                                                            0
27503                  MELDISCO K-M MURRELLS INLET, SC., INC.                                                   9,212
27504                  La Plaza Mall Footaction, Inc.                                                               0
27505                  BERKLEY MALL FOOTACTION, INC.                                                                0
27506                  Parkdale Mall Footaction, Inc.                                                               0
27507                  Ocean County Mall Footaction, Inc.                                                           0
27508                  Puente Hills Footaction, Inc.                                                                0
27509                  Mall of Americas Footaction, Inc.                                                            0
27510                  Mall St. Vincent Footaction, Inc.                                                            0
27511                  Forest Village Park Footaction, Inc.                                                         0
27512                  Washington Square Footaction, Inc.                                                           0
27513                  Acadiana Footaction, Inc.                                                                    0
27514                  Albany Mall Footaction, Inc.                                                             1,022
27515                  Albuquerque Footaction, Inc.                                                                 0
27516                  Aurora Footaction, Inc.                                                                      0
27517                  Baldwin Hills Footaction, Inc.                                                               0
27518                  Bergen Footaction, Inc.                                                                      0
27519                  The Parks Footaction, Inc.                                                                   0
27520                  Stony Brook Footaction, Inc.                                                                 0
27521                  St. Louis Center Footaction, Inc.                                                            0
27522                  South Park Mall Footaction, Inc.                                                             0
27523                  COLUMBIA FOOTACTION, INC.                                                                    0
27524                  Collin Creek Footaction, Inc.                                                                0
27525                  Birchwood Mall Footaction, Inc.                                                              0
27526                  Hanes Mall Footaction, Inc.                                                              1,000
27527                  Tulsa Promenade Footaction, Inc.                                                             0
27528                  MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                   0
27529                  Westfarms Open Country, Inc.                                                                 0
27530                  Cumberland Mall Footaction, Inc.                                                             0
27531                  Eagle Ridge Footaction, Inc.                                                                 0
27532                  Almeda Footaction, Inc.                                                                      0
27533                  EASTLAND MALL FOOTACTION, INC.                                                               0
27534                  Edison Mall Footaction, Inc.                                                                 0
27535                  Topanga Footaction, Inc.                                                                    25
27536                  So. Orange Ave. Open Country, Inc.                                                           0
27537                  MELDISCO K-M 901-99 MARKET ST., PA., INC.                                               21,890
27538                  MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                               20,592
27539                  White Plains Galleria Footaction, Inc.                                                       0
27540                  Willowbrook Mall Footaction, Inc.                                                            0
27541                  MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                                  0
27542                  HOMEWOOD, ILL., MELDISCO K-M, INC.                                                      26,876
27543                  BELLEVILLE, IL., MELDISCO K-M, INC.                                                      8,025
27544                  Madison Square Mall Footaction, Inc.                                                         0
27545                  The Plaza Footaction, Inc.                                                                   0
27546                  Rio-West Mall Footaction, Inc.                                                               0
27547                  Rock Hill Mall Footaction, Inc.                                                              0
27548                  Signal Hill Mall Footaction, Inc.                                                            0
27549                  Las Americas Footaction, Inc.                                                                0
27550                  16300 HARLEM, IL., MELDISCO K-M, INC.                                                   27,568

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27551                  CRESTWOOD, IL., MELDISCO K-M, INC.                                                       9,636
27552                  MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                            17,027
27553                  MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                 19,178
27554                  MELDISCO K-M 200 KENT LANDING, MD., INC.                                                11,056
27555                  MELDISCO K-M 19TH ST., TX., INC.                                                        11,104
27556                  COURT ST., ILL., MELDISCO K-M, INC.                                                     17,715
27557                  MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                  23,466
27558                  MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                11,261
27559                  MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                12,867
27560                  MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                11,574
27561                  MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                             17,064
27562                  MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                10,326
27563                  MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                   53
27564                  MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                            5,080
27565                  MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                               3,941
27566                  MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                            7,819
27567                  MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                              34,848
27568                  MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                              16,956
27569                  MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                              19,651
27570                  MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                            11,622
27571                  MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                             20,827
27572                  MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                       6
27573                  MELDISCO K-M 8TH ST., FL., INC.                                                         23,602
27574                  MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                            909
27575                  MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                            7,221
27576                  MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                  10,154
27577                  MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                              71,875
27578                  MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                             10,115
27579                  MELDISCO K-M 104 DANBURY RD., CT., INC.                                                      0
27580                  MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                              10,511
27581                  MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                    11,366
27582                  MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                         13,978
27583                  MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                   24,498
27584                  CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                             17,914
27585                  MELDISCO K-M 511 W. SANILAC, MI., INC.                                                  10,859
27586                  MELDISCO K-M MIDWAY PARK, N.C., INC.                                                     6,977
27587                  MELDISCO K-M 480 WEST ST., N.H., INC.                                                        0
27588                  MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                          11,942
27589                  MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                12,302
27590                  MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                            18,221
27591                  MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                16,503
27592                  MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                            22,489
27593                  MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                8,124
27594                  MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                                   0
27595                  MELDISCO K-M 10501 PINES BLVD., FL., INC.                                               23,342
27596                  MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                    14,609
27597                  MELDISCO K-M MITCHELL, S.D., INC.                                                        7,761
27598                  MELDISCO K-M LOS BANOS, CA., INC.                                                        7,682
27599                  MELDISCO K-M LUFKIN, TX., INC.                                                           6,875

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27600                  MELDISCO K-M LUMBERTON, N.C., INC.                                                      10,813
27601                  MELDISCO K-M LOCK HAVEN, PA., INC.                                                       8,791
27602                  MELDISCO K-M LONG BEACH, MS., INC.                                                       6,354
27603                  MELDISCO K-M LORAIN, OH., INC.                                                          15,248
27604                  MELDISCO K-M LARAMIE, WY., INC.                                                          7,212
27605                  MELDISCO K-M MALONE, N.Y., INC.                                                         11,871
27606                  MELDISCO K-M MAPLEWOOD, MO., INC.                                                       12,703
27607                  MELDISCO K-M MARKET PLACE, AL., INC.                                                     7,800
27608                  MELDISCO K-M MARSHALL, MN., INC.                                                         5,661
27609                  FOREST PARK, IL., MELDISCO K-M, INC.                                                    18,919
27610                  FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                               10,434
27611                  MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                 9,863
27612                  MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                         31,904
27613                  MELDISCO K-M MONROE, N. C., INC.                                                        11,949
27614                  MELDISCO K-M WEST 3RD ST IND INC                                                         8,438
27615                  MELDISCO K-M GROVE CITY, OH., INC.                                                      12,941
27616                  MELDISCO K-M 2828 N BROADWAY IND INC                                                     5,952
27617                  MELDISCO K-M BROOKLAWN, N.J., INC.                                                      13,289
27618                  MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                 19,529
27619                  MELDISCO K-M WEBSTER, MASS., INC.                                                       14,327
27620                  MELDISCO K-M CLARION, PA., INC.                                                          8,772
27621                  MELDISCO K-M TULLAHOMA, TENN., INC.                                                      6,665
27622                  MELDISCO K-M THORNDALE, PA., INC.                                                        7,458
27623                  EFFINGHAM, ILL., MELDISCO K-M, INC.                                                      7,783
27624                  MELDISCO K-M CLEVELAND RD., GA., INC.                                                   13,138
27625                  STEGER, ILL., MELDISCO K-M, INC.                                                        14,836
27626                  MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                             8,057
27627                  MELDISCO K-M SPANISH FORK, UTAH, INC.                                                    8,194
27628                  MELDISCO K-M RHINELANDER, WISC., INC.                                                    7,127
27629                  MELDISCO K-M BARBERTON, OHIO, INC.                                                      14,383
27630                  BELVIDERE, ILL., MELDISCO K-M, INC.                                                      7,385
27631                  MELDISCO K-M MILFORD, CT., INC.                                                         19,449
27632                  MELDISCO K-M WADSWORTH, OHIO, INC.                                                       6,693
27633                  MELDISCO K-M EL PASO, TX., INC.                                                         24,682
27634                  MELDISCO K-M EPHRATA, PA., INC.                                                         13,480
27635                  MELDISCO K-M SOMERVILLE, MASS., INC.                                                    24,901
27636                  MELDISCO K-M MANDEVILLE, LA., INC                                                        7,780
27637                  MELDISCO K-M JONESBORO, ARK., INC.                                                       8,117
27638                  MELDISCO K-M HUNT RD., OHIO, INC.                                                        8,945
27639                  MELDISCO K-M LOVELAND, COLO., INC.                                                       9,103
27640                  SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                              11,468
27641                  VERMILION ST., ILL., MELDISCO K-M, INC.                                                  8,192
27642                  STERLING, ILL., MELDISCO K-M, INC.                                                       6,468
27643                  SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                    8,231
27644                  ROCKFORD, ILL., MELDISCO K-M, INC.                                                       8,297
27645                  QUINCY, ILL., MELDISCO K-M, INC.                                                        13,330
27646                  PERU TWP., ILL., MELDISCO K-M, INC.                                                      7,864
27647                  PEKIN ILL., MELDISCO K-M, INC.                                                          12,934
27648                  PALATINE, ILL., MELDISCO K-M, INC.                                                           0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27649                  NAPERVILLE, ILL., MELDISCO K-M, INC.                                                    10,814
27650                  MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                 11,620
27651                  MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                  15,347
27652                  MELDISCO K-M DEWITT, N.Y., INC.                                                          9,838
27653                  MELDISCO K-M DIVISION ST. W. VA., INC.                                                   8,876
27654                  MELDISCO K-M DONELSON, TENN, INC.                                                        9,964
27655                  MELDISCO K-M DOTHAN, ALA., INC.                                                          6,672
27656                  MELDISCO K-M DOVER, DEL., INC.                                                          12,248
27657                  MELDISCO K-M DULUTH, MINN., INC.                                                         6,706
27658                  MELDISCO K-M E. 51ST ST., OKLA., INC.                                                    6,486
27659                  MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                19,304
27660                  MELDISCO K-M E. BROAD ST., ALA., INC.                                                    7,956
27661                  MELDISCO K-M E. HIGH ST., PA., INC.                                                      9,287
27662                  MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                    9,606
27663                  MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                 10,801
27664                  MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                       7,038
27665                  MELDISCO K-M ENID, OKLA., INC.                                                           9,581
27666                  MELDISCO K-M EXTON, PA., INC.                                                            7,297
27667                  MELDISCO K-M CLEMENTON, N.J., INC.                                                      13,913
27668                  MELDISCO K-M COLISEUM BLVD N IND INC                                                    11,240
27669                  MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                      0
27670                  MELDISCO K-M CONCORD AVE., CALIF., INC.                                                 10,454
27671                  MELDISCO K-M CORAOPOLIS, PA., INC.                                                       7,556
27672                  MELDISCO K-M CORONA, CALIF., INC.                                                          252
27673                  MELDISCO K-M CORUNNA, MICH., INC.                                                        9,133
27674                  MELDISCO K-M CROFTON, MD., INC.                                                         14,918
27675                  MELDISCO K-M CROMWELL, CONN., INC.                                                      16,585
27676                  MELDISCO K-M DALTON, GA., INC.                                                           9,047
27677                  MELDISCO K-M DAWSON RD., GA., INC.                                                      11,480
27678                  MELDISCO K-M DAYTON, OHIO, INC.                                                         10,005
27679                  Lafayette Feet, Inc.                                                                       213
27680                  Springfield Feet, Inc.                                                                       0
27681                  Shreveport Feet, Inc.                                                                        0
27682                  Laredo Feet, Inc.                                                                            0
27683                  Covington Feet, Inc.                                                                         0
27684                  Ft. Myers Feet, Inc.                                                                         0
27685                  Morrow Feet, Inc.                                                                            0
27686                  Mesquite Feet, Inc.                                                                          0
27687                  New Orleans Feet, Inc.                                                                       0
27688                  La Mesa Feet, Inc.                                                                           0
27689                  Tempe Feet, Inc.                                                                             0
27690                  San Diego Feet, Inc.                                                                         0
27691                  Hialeah Feet, Inc.                                                                           0
27692                  Houston Feet, Inc.                                                                           0
27693                  Almeda Feet, Inc.                                                                            0
27694                  East Towne Mall Feet, Inc.                                                                   0
27695                  Aventura Feet, Inc.                                                                          0
27696                  Oklahoma City Feet, Inc.                                                                     0
27697                  Savannah Feet, Inc.                                                                          0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27698                  Little Rock Feet, Inc.                                                                       0
27699                  Vista Feet, Inc.                                                                             0
27700                  Austell Feet, Inc.                                                                           0
27701                  West Palm Feet, Inc.                                                                        39
27702                  Brownsville Feet, Inc.                                                                       0
27703                  Hurst Feet, Inc.                                                                        43,410
27704                  Riverchase Feet, Inc.                                                                        0
27705                  Whitehall Feet, Inc.                                                                         0
27706                  Princeton Feet, Inc.                                                                         0
27707                  Southwest Freeway Feet, Inc.                                                                 0
27708                  Daytona Beach Feet, Inc.                                                                     0
27709                  Alpharetta Feet, Inc.                                                                      293
27710                  MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                0
27711                  Desert Ridge Feet, Inc.                                                                      0
27712                  Montgomery Feet, Inc.                                                                        0
27713                  Norman Feet, Inc.                                                                            0
27714                  MELDISCO K-M MURDOCK, FL., INC.                                                         10,519
27715                  MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                               11,926
27716                  MELDISCO K-M MISSION, TX., INC.                                                         14,674
27717                  MELDISCO K-M MILFORD, MI., INC.                                                          6,907
27718                  MELDISCO K-M MOJAVE, CA., INC.                                                          10,471
27719                  MELDISCO K-M MT. VERNON, OHIO, INC.                                                      8,495
27720                  MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                           11,372
27721                  MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                               6,668
27722                  MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                  9,283
27723                  CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                36,558
27724                  MELDISCO K-M BAD AXE, MICH., INC.                                                        7,820
27725                  GALESBURG, ILL., MELDISCO K-M, INC.                                                      7,283
27726                  CHICAGO, ILL., MELDISCO K-M, INC.                                                       33,651
27727                  MCHENRY, IL., MELDISCO K-M , INC.                                                        8,880
27728                  CANTON, ILL., MELDISCO K-M, INC.                                                         5,434
27729                  1880 S.W. AVE., IL., MELDISCO K-M INC.                                                   7,090
27730                  MELDISCO K-M 610 ROUTE 940 PA., INC.                                                    12,545
27731                  MELDISCO K-M 5TH ST. HWY., PA., INC.                                                    17,897
27732                  MELDISCO K-M 723 3RD AVE., IN., INC.                                                     7,584
27733                  MELDISCO K-M GAYLORD, MICH., INC                                                         6,753
27734                  MELDISCO K-M RICE LAKE, WISC., INC.                                                      6,647
27735                  MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                               7,999
27736                  MELDISCO K-M 625 HWY. #136, WI., INC.                                                    7,451
27737                  MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                                8,159
27738                  MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                             19,237
27739                  MELDISCO K-M 815 E. INNES ST., NC., INC.                                                 9,085
27740                  MELDISCO K-M 830 MAIN ST., ME., INC.                                                     6,476
27741                  MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                  10,875
27742                  MELDISCO K-M 27TH AVE., FL., INC.                                                        8,443
27743                  MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                          6,786
27744                  MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                   8,196
27745                  MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                               10,585
27746                  2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                            10,514

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27747                  ASHLAND AVE., IL., MELDISCO K-M, INC.                                                   26,713
27748                  MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                              6,352
27749                  MACOMB, ILL., MELDISCO K-M, INC.                                                         5,157
27750                  MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                7,501
27751                  MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                             10,410
27752                  MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                 6,153
27753                  MELDISCO K-M 1250 PERRY ST., MI., INC.                                                   7,093
27754                  MELDISCO K-M 103 OAK AVE., WI., INC.                                                     5,685
27755                  MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                       0
27756                  MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                             7,357
27757                  MELDISCO K-M 50TH & WADENA, MN., INC.                                                   10,267
27758                  MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                          6,271
27759                  MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                    6,747
27760                  MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                 13,003
27761                  MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                    9,712
27762                  MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                         14,949
27763                  MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                 16,530
27764                  MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                          14,214
27765                  MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                    10,579
27766                  MELDISCO K-M RANDOLPH ST., N.C., INC.                                                    6,251
27767                  MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                   9,844
27768                  MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                               9,802
27769                  MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                               9,859
27770                  MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                      8,502
27771                  MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                          9,938
27772                  MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                                9,194
27773                  MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                        19,163
27774                  MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                         8,919
27775                  MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                     9,092
27776                  MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                     17,818
27777                  MELDISCO K-M SALISBURY, MD., INC.                                                        8,398
27778                  SHOE ZONE #8437, INC.                                                                        0
27779                  MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                      7,956
27780                  MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                 13,418
27781                  MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                   15,436
27782                  MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                              8,472
27783                  MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                5,796
27784                  MILES SHOES MELDISCO BAY CITY, MICH., INC.                                              12,495
27785                  MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                       9,351
27786                  MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                 14,153
27787                  MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                       0
27788                  Gainesville Feet, Inc.                                                                       0
27789                  Kennesaw Feet, Inc.                                                                          0
27790                  Hollywood Feet, Inc.                                                                        60
27791                  Florida Mall Feet, Inc.                                                                      0
27792                  Fayetteville Feet, Inc.                                                                      0
27793                  Duluth Feet, Inc.                                                                          997
27794                  Chattanooga Feet, Inc.                                                                       0
27795                  Bannister Feet, Inc.                                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27796                  novusta Feet, Inc.                                                                           0
27797                  McAllen Feet, Inc.                                                                         143
27798                  Overland Park Feet, Inc.                                                                     0
27799                  Miami Feet, Inc.                                                                             0
27800                  Stonecrest Feet, Inc.                                                                        0
27801                  SAN YSIDRO FEET, INC.                                                                        0
27802                  San Antonio Feet, Inc.                                                                     143
27803                  Sunrise Feet, Inc.                                                                           0
27804                  The Forum at Olympia Parkway Feet, Inc.                                                      0
27805                  Altamonte Springs Feet, Inc.                                                                 0
27806                  Galleria Feet, Inc.                                                                      1,006
27807                  Antioch Feet, Inc.                                                                           0
27808                  River Ridge Feet, Inc.                                                                       0
27809                  Quebec Square Feet, Inc.                                                                 1,279
27810                  Huntsville Feet, Inc.                                                                        0
27811                  Market Plaza Feet, Inc.                                                                      0
27812                  Memphis Feet, Inc.                                                                           0
27813                  MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                     5,678
27814                  MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                   10,568
27815                  MELDISCO K-M WILLOW ST., PA., INC.                                                      13,191
27816                  MELDISCO K-M RIVERTON, WYO., INC.                                                        9,413
27817                  MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                 7,107
27818                  MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                                6,728
27819                  MELDISCO K-M MT. PLEASANT, PA., INC.                                                     9,278
27820                  MELDISCO K-M MAAG AVE., CA., INC.                                                        9,921
27821                  MELDISCO K-M MACON, GA., INC.                                                           10,980
27822                  Southwyck Fan Club, Inc.                                                                     0
27823                  MELDISCO K-M MADISON, N.C., INC.                                                         6,851
27824                  MELDISCO K-M MAIN ST., CA., INC.                                                         9,745
27825                  MELDISCO K-M MALL DRIVE, OH., INC.                                                       7,590
27826                  MELDISCO K-M LOS ANGELES, CA., INC.                                                     27,521
27827                  MELDISCO K-M LANCASTER, S.C., INC.                                                       7,583
27828                  MELDISCO K-M N. BROAD ST., N.C., INC.                                                    7,216
27829                  MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                  11,689
27830                  MELDISCO K-M LUTZ, FL., INC.                                                             7,799
27831                  PARKCHESTER FOOTACTION, INC.                                                                 0
27832                  MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                 0
27833                  MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                 12,621
27834                  MELDISCO K-M CLAYTON RD., CA., INC.                                                     10,523
27835                  MELDISCO K-M CHESAPEAKE, VA., INC.                                                      11,303
27836                  MELDISCO K-M CAMARILLO, CA., INC.                                                        9,359
27837                  MELDISCO K-M BROOMFIELD, COLO, INC.                                                      6,400
27838                  MELDISCO K-M BEMIDJI, MINN., INC.                                                        7,492
27839                  MELDISCO K-M BELLEVILLE, N.J., INC.                                                     30,337
27840                  MELDISCO K-M BECKLEY W. VA., INC.                                                       11,322
27841                  Security Square Mall Footaction, Inc.                                                        0
27842                  San Jacinto Footaction, Inc.                                                                 0
27843                  Salmon Run Fan Club, Inc.                                                                    0
27844                  Rockaway Open Country, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27845                  Rivergate Mall Footaction, Inc.                                                              0
27846                  Parmatown Fan Club, Inc.                                                                     0
27847                  Paterson Main Footaction, Inc.                                                               0
27848                  Southland Terrace Footaction, Inc.                                                          15
27849                  Southland Mall Footaction, Inc.                                                              0
27850                  Providence County Fan Club, Inc.                                                             0
27851                  Post Oak Mall Footaction, Inc.                                                               0
27852                  Pico Rivera Footaction, Inc.                                                                 0
27853                  PHILADELPHIA FOOTACTION, INC.                                                                0
27854                  Permian Mall Footaction, Inc.                                                                0
27855                  Pecanland Mall Footaction, Inc.                                                              0
27856                  Studio Village Footaction, Inc.                                                              0
27857                  Staten Island Fan Club, Inc.                                                                 9
27858                  Springfield Mall Footaction, Inc.                                                            0
27859                  Northwoods Mall Footaction, Inc.                                                             0
27860                  Swansea Fan Club, Inc.                                                                       0
27861                  Sunrise Footaction, Inc.                                                                     0
27862                  MELDISCO K-M BRADENTON, FLA., INC.                                                       9,528
27863                  MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                                8,357
27864                  MELDISCO K-M CAPE CORAL, FLA., INC.                                                      4,330
27865                  MELDISCO K-M VERO BEACH, FLA., INC.                                                     11,128
27866                  MELDISCO K-M BATH, N.Y., INC.                                                           10,201
27867                  MELDISCO K-M JERSEY CITY, N.J., INC.                                                    21,061
27868                  LOCKPORT, ILL., MELDISCO K-M, INC.                                                       5,986
27869                  MELDISCO K-M FT. SMITH, ARK., INC.                                                       7,969
27870                  MELDISCO K-M GREENWICH, N.Y., INC.                                                       7,133
27871                  MELDISCO K-M CALHOUN, GA., INC.                                                          7,589
27872                  MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                               5,852
27873                  MELDISCO K-M ARTESIA, N. M., INC.                                                        6,993
27874                  MELDISCO K-M XENIA, OHIO, INC.                                                           7,079
27875                  MELDISCO K-M REXBURG, IDAHO, INC.                                                        7,217
27876                  MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                   7,198
27877                  MELDISCO K-M ONTARIO,CA., INC.                                                          16,568
27878                  MELDISCO K-M GRETNA, LA., INC.                                                           8,736
27879                  MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                     5,676
27880                  MELDISCO K-M SHAWNEE, OKLA., INC.                                                        9,945
27881                  Summit Place Fan Club, Inc.                                                                  0
27882                  Northgate - Seattle Open Country, Inc.                                                       0
27883                  North Milwaukee Avenue Footaction, Inc.                                                      0
27884                  Newport Center Fan Club, Inc.                                                                0
27885                  Temple Footaction, Inc.                                                                      0
27886                  Tanglewood Mall R#14 Footaction, Inc.                                                    2,006
27887                  Media City Fan Club, Inc.                                                                    0
27888                  MEMORIAL CITY UPRISE, INC.                                                                   0
27889                  Melbourne Square Fan Club, Inc.                                                              0
27890                  Montebello Fan Club, Inc.                                                                    0
27891                  Montclair Fan Club, Inc.                                                                     0
27892                  Miami International Fan Club, Inc.                                                           0
27893                  Mesilla Valley Mall Footaction, Inc.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27894                  Menlo Park Thom McAn, Inc.                                                                   0
27895                  Richland Mall Footaction, Inc.                                                               0
27896                  Raleigh Springs Footaction, Inc.                                                             0
27897                  The Landings Footaction, Inc.                                                                0
27898                  Wrigley Marketplace Footaction, Inc.                                                         0
27899                  Eastpoint Mall Footaction, Inc.                                                              0
27900                  Footaction Gulfgate Mall, Inc.                                                               0
27901                  White Marsh Open Country, Inc.                                                               0
27902                  ARLINGTON UPRISE, INC.                                                                       0
27903                  Wiregrass Commons Footaction, Inc.                                                           0
27904                  WOODLANDS UPRISE, INC.                                                                       0
27905                  JESSAMINE FOOTACTION, INC.                                                                   0
27906                  Jefferson Village Footaction, Inc.                                                           0
27907                  Jefferson Footaction, Inc.                                                                   0
27908                  Iverson Mall Footaction, Inc.                                                                0
27909                  Hilltop Footaction, Inc.                                                                     0
27910                  MELDISCO K-M MCALLEN, TX., INC.                                                         11,711
27911                  MELDISCO K-M MAUSTON, WI., INC.                                                          9,018
27912                  MELDISCO K-M MARTELL, CA., INC.                                                          6,197
27913                  MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                    5,930
27914                  MELDISCO K-M EUREKA, CA, INC.                                                           11,129
27915                  MELDISCO K-M EL MONTE WAY, CA., INC.                                                     8,930
27916                  MELDISCO K-M ROCKLIN, CA., INC.                                                          6,070
27917                  MELDISCO K-M NASHVILLE, TN., INC.                                                       10,341
27918                  MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                    7,064
27919                  MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                              4,820
27920                  MELDISCO K-M METROTECH DR., VA., INC.                                                   12,710
27921                  MELDISCO K-M NATCHEZ, MS., INC.                                                          8,053
27922                  MELDISCO K-M FREEDOM, CALIF., INC.                                                      20,741
27923                  MELDISCO K-M GEORGETOWN, KY., INC.                                                       4,889
27924                  MELDISCO K-M FAUKNER RD., CA., INC.                                                      7,157
27925                  MELDISCO K-M FRANKLIN, N.C., INC.                                                       10,427
27926                  MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                              6,139
27927                  MELDISCO K-M ROANOKE, VA., INC.                                                         12,055
27928                  MELDISCO K-M NASHUA, NH., INC.                                                               0
27929                  MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                0
27930                  MELDISCO K-M SAN GERMAN, P.R., INC.                                                     27,278
27931                  MELDISCO K-M SEBRING, FLA., INC.                                                         9,164
27932                  MELDISCO K-M SEMINOLE, FLA., INC.                                                       11,425
27933                  MELDISCO K-M ERIE HWY., OH., INC.                                                       11,681
27934                  MELDISCO K-M FAIRMONT, MN., INC.                                                         5,766
27935                  MELDISCO K-M DOUGLAS AVE., WI., INC.                                                     7,375
27936                  MELDISCO K-M DUNDAS, MN., INC.                                                           5,521
27937                  MELDISCO K-M DURHAM, NC., INC.                                                           8,338
27938                  MELDISCO K-M EDGEWOOD, PA., INC.                                                        10,093
27939                  MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                              12,658
27940                  MELDISCO K-M FONTANA, CA., INC.                                                         19,707
27941                  MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                              5,788
27942                  MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                10,022

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27943                  MELDISCO K-M DEVILS LK., N.D., INC.                                                      6,767
27944                  MELDISCO K-M ELKO, NV., INC.                                                             7,745
27945                  MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                              11,903
27946                  MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                               10,976
27947                  MELDISCO K-M SAN MATEO, CA., INC.                                                       18,100
27948                  MELDISCO K-M SANTA BARBARA, CA., INC.                                                   17,761
27949                  MELDISCO K-M SCOTT DEPOT, WV., INC.                                                      8,647
27950                  MELDISCO K-M MEDFORD, WI., INC.                                                         10,445
27951                  MELDISCO K-M MERAUX, LA., INC.                                                          10,505
27952                  MELDISCO K-M ROSEBURG, OR., INC.                                                         9,149
27953                  MELDISCO K-M N. COLUMBIA, GA., INC.                                                      6,503
27954                  MELDISCO K-M S. MADISON AVE., GA., INC.                                                  4,920
27955                  MELDISCO K-M N. COURT ST., OH., INC.                                                    12,191
27956                  MONTGOMERY, IL., MELDISCO K-M, INC.                                                     15,899
27957                  Eastland-Columbus Footaction, Inc.                                                           0
27958                  Seminary South Footaction, Inc.                                                              0
27959                  Regency Square Footaction, Inc.                                                              0
27960                  Elizabeth Footaction, Inc.                                                                   0
27961                  Baton Rouge Footaction, Inc.                                                                25
27962                  Coddingtown Footaction, Inc.                                                                 0
27963                  Florin Center Footaction, Inc.                                                               0
27964                  Arsenal Footaction, Inc.                                                                     0
27965                  Florida Mall Footaction, Inc.                                                                0
27966                  Bakersfield Footaction, Inc.                                                                 0
27967                  Beaver Mall Footaction, Inc.                                                                 0
27968                  Woodland Hills Footaction, Inc.                                                              0
27969                  Greenmount Footaction, Inc.                                                                  0
27970                  Mccreeless Mall Footaction, Inc.                                                             0
27971                  North Riverside Fan Club, Inc.                                                             125
27972                  Northgate - Durham Footaction, Inc.                                                          0
27973                  Brunswick Square Footaction, Inc.                                                            0
27974                  Burlington Center (N.J.) Footaction, Inc.                                                    0
27975                  Colonial Heights Footaction, Inc.                                                            0
27976                  CENTURY FOOTACTION, INC.                                                                     0
27977                  Southland-Hayward Footaction, Inc.                                                           0
27978                  Coral Square Footaction, Inc.                                                                0
27979                  Ross Park Mall Footaction, Inc.                                                              0
27980                  Braintree Footaction, Inc.                                                                   0
27981                  Belden Footaction, Inc.                                                                      0
27982                  Brazos Mall Footaction, Inc.                                                                 0
27983                  Granger Footaction, Inc.                                                                     0
27984                  Greenbrier Mall Footaction, Inc.                                                             0
27985                  Tacoma Mall Footaction, Inc.                                                                 0
27986                  Cheltenham Square Footaction, Inc.                                                           0
27987                  Oxford Valley Mall Footaction, Inc.                                                          0
27988                  MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                             0
27989                  Southern Park Footaction, Inc.                                                               0
27990                  Shannon Footaction, Inc.                                                                     0
27991                  Pearlridge Footaction, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27992                  Orange Park (FLA.) Footaction, Inc.                                                          0
27993                  Midland Park Footaction, Inc.                                                                0
27994                  Ridgedale Fan Club, Inc.                                                                     0
27995                  Peabody Open Country, Inc.                                                                   0
27996                  Chicago Ridge Footaction                                                                     0
27997                  Menlo Park Fan Club, Inc.                                                                    0
27998                  Merritt Island Footaction. Inc.                                                              0
27999                  Md., Wheaton Footaction, Inc.                                                                0
28000                  Biltmore Square Footaction, Inc.                                                             0
28001                  Harlem-Irving Footaction, Inc.                                                             124
28002                  Ingram Park Footaction, Inc.                                                                 0
28003                  Macon Mall Footaction, Inc.                                                                  0
28004                  Virginia Center Commons Footaction, Inc.                                                     0
28005                  Miami Flagler Footaction, Inc.                                                               0
28006                  CT Post Fan Club, Inc.                                                                       0
28007                  Covina (Cal.) Footaction, Inc.                                                               0
28008                  Christiana Footaction, Inc.                                                                  0
28009                  Manassas Footaction                                                                          0
28010                  Governor's Square Footaction, Inc.                                                         114
28011                  Sunland Park Footaction, Inc.                                                                0
28012                  Denton Footaction, Inc.                                                                      0
28013                  Broadway Footaction, Inc.                                                                    0
28014                  Cutler Ridge Mall Footaction, Inc.                                                           0
28015                  MELDISCO K-M CHEMLSFORD, MASS., INC.                                                         0
28016                  MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                              6,601
28017                  MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                    7,018
28018                  MELDISCO K-M CARROLL, IOWA, INC.                                                         5,339
28019                  MELDISCO K-M CANTON, GA., INC.                                                          12,186
28020                  MELDISCO K-M CAMDEN, S.C., INC.                                                          4,883
28021                  MELDISCO K-M BREVARD RD., N.C., INC.                                                    12,838
28022                  MELDISCO K-M BRIGHTON, COLO., INC.                                                       6,406
28023                  MELDISCO K-M BRYAN, OHIO, INC.                                                           6,087
28024                  MELDISCO K-M BUFORD, GA., INC.                                                          15,995
28025                  MELDISCO K-M BURBANK, CA., INC.                                                         19,405
28026                  MELDISCO K-M AUSTIN, MINN., INC.                                                         8,677
28027                  MELDISCO K-M ATWATER, CA., INC.                                                          9,193
28028                  MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                               26,521
28029                  MELDISCO K-M BURTON LANE, IN., INC.                                                      5,418
28030                  MELDISCO K-M BURLINGTON, WI., INC.                                                       6,435
28031                  MELDISCO K-M BURLINGTON, WA., INC.                                                      12,224
28032                  MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                  9,714
28033                  MELDISCO K-M CALLAWAY, FLA., INC.                                                        4,324
28034                  MELDISCO K-M BUTTE, MT., INC.                                                            8,624
28035                  MELDISCO K-M CHESTER, VA., INC.                                                         10,332
28036                  MELDISCO K-M BLUEFIELD, W.VA., INC.                                                      7,762
28037                  MELDISCO K-M BONITA SPRINGS, FL., INC.                                                  10,937
28038                  MELDISCO K-M AMERICAN FORK, UT., INC.                                                    7,998
28039                  MELDISCO K-M ANOKA, MN., INC.                                                            8,772
28040                  MELDISCO K-M APPLE VALLEY, CA., INC.                                                     7,140

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28041                  MELDISCO K-M ARECIBO, PR., INC.                                                         32,645
28042                  MELDISCO K-M ARROYO GRANDE, CA., INC.                                                    8,883
28043                  MELDISCO K-M ASHTABULA, OHIO, INC.                                                      12,710
28044                  MELDISCO K-M ATASCADERO, CA., INC.                                                      14,883
28045                  MELDISCO K-M BLACKSBURG, VA., INC.                                                       6,261
28046                  MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                   11,296
28047                  MELDISCO K-M BELLEVIEW, FL., INC.                                                       10,099
28048                  MELDISCO K-M BELL AVE., WI., INC.                                                        9,444
28049                  MELDISCO K-M BANNING, CA., INC.                                                         14,884
28050                  MELDISCO K-M CHESTERTON IND INC                                                          6,329
28051                  MELDISCO K-M BALLWIN, MO., INC.                                                          7,567
28052                  MELDISCO K-M ASHEVILLE, N.C., INC.                                                       6,448
28053                  MELDISCO K-M NEW ALBANY IN INC                                                           9,702
28054                  MELDISCO K-M SPRINGFIELD, VA., INC.                                                     14,223
28055                  MELDISCO K-M RICHFIELD, UT., INC.                                                        8,242
28056                  MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                  9,348
28057                  MELDISCO K-M RICHFIELD, MINN., INC.                                                      6,131
28058                  MELDISCO K-M WILLMAR, MINN., INC.                                                        6,784
28059                  MELDISCO K-M MAULDIN, S.C., INC.                                                         7,518
28060                  MELDISCO K-M WARREN, PA., INC.                                                           9,647
28061                  MELDISCO K-M FORT PAYNE, ALA., INC.                                                      6,980
28062                  MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                      8,746
28063                  MELDISCO K-M PORT ORANGE, FLA., INC.                                                     7,159
28064                  MELDISCO K-M KATELLA AVE., CA., INC.                                                    14,031
28065                  MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                  7,720
28066                  MELDISCO K-M SOMERSET, N.J., INC.                                                       11,429
28067                  MELDISCO K-M INDIANA, PA., INC.                                                          6,194
28068                  MELDISCO K-M OAKDALE, MINN., INC.                                                        7,661
28069                  MELDISCO K-M ITHACA, N.Y., INC.                                                          8,539
28070                  MELDISCO K-M SOMERSET, KY., INC.                                                        11,015
28071                  MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                 14,652
28072                  MELDISCO K-M UNION LAKE, MICH., INC.                                                     6,560
28073                  MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                            10,574
28074                  MELDISCO K-M DUBOIS, PA., INC.                                                          11,175
28075                  MELDISCO K-M TUCUMCARI, N. M., INC.                                                      3,696
28076                  MELDISCO K-M HIGH POINT, N.C., INC.                                                      7,908
28077                  MELDISCO K-M BAXTER, MINN., INC.                                                             0
28078                  MELDISCO K-M DEPTFORD, N.J., INC.                                                        7,014
28079                  MELDISCO K-M PALM BAY, FLA., INC.                                                       12,945
28080                  MELDISCO K-M SPRINGDALE, ARK., INC.                                                      6,451
28081                  MELDISCO K-M PHILADELPHIA, PA., INC.                                                    14,886
28082                  MELDISCO K-M LODI, N.J., INC.                                                           23,624
28083                  MELDISCO K-M CHEHALIS, WASH., INC.                                                       9,166
28084                  MELDISCO K-M BRADFORD, PA., INC.                                                             0
28085                  MELDISCO K-M CARY, N.C., INC.                                                            6,643
28086                  MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                 13,605
28087                  MELDISCO K-M LODI, CA., INC.                                                             9,585
28088                  MELDISCO K-M TORRINGTON, CONN., INC.                                                    10,122
28089                  MELDISCO K-M DICKSON, TENN., INC.                                                        8,679

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28090                  MELDISCO K-M CULLMAN, ALA., INC.                                                         7,434
28091                  MELDISCO K-M NORTH BLVD., N.C., INC.                                                     7,877
28092                  MELDISCO K-M ROUTE 10, MISS., INC.                                                       5,697
28093                  MELDISCO K-M OREGON AVE., PA., INC.                                                     21,689
28094                  MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                   9,409
28095                  MELDISCO K-M BENSALEM, PA., INC.                                                        14,649
28096                  MELDISCO K-M N. TYLER ST., KS., INC.                                                     6,300
28097                  MELDISCO K-M PENSACOLA, FLA., INC.                                                       5,171
28098                  WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                 8,760
28099                  MELDISCO K-M RAINBOW CITY, ALA., INC.                                                    6,938
28100                  MELDISCO K-M MISSION BELL, FLA., INC.                                                        0
28101                  MELDISCO K-M ATHENS, ALA., INC.                                                          8,050
28102                  MELDISCO K-M INDIANAPOLIS IN INC                                                         8,139
28103                  MELDISCO K-M LAYTON, UT., INC.                                                          12,774
28104                  MELDISCO K-M JASPER, ALA., INC.                                                          7,345
28105                  MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                              42,478
28106                  MELDISCO K-M HWY 51 N WISC., INC.                                                       10,597
28107                  MELDISCO K-M PINOLE, CA., INC.                                                          15,001
28108                  MELDISCO K-M GARFIELD, MICH., INC.                                                      10,330
28109                  MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                              5,737
28110                  MELDISCO K-M LOGAN, UTAH., INC.                                                          9,191
28111                  MELDISCO K-M AUBURN, CA., INC.                                                           9,211
28112                  MELDISCO K-M LEECHBURG, PA., INC.                                                        7,761
28113                  MELDISCO K-M PORTLAND, TX., INC.                                                        10,573
28114                  MELDISCO K-M STREETSBORO, OH., INC.                                                      8,341
28115                  MELDISCO K-M SEVIERVILLE, TN., INC.                                                      8,049
28116                  MELDISCO K-M CONNEAUT, OH., INC.                                                         6,660
28117                  MELDISCO K-M MADISON, OHIO, INC.                                                         9,841
28118                  MELDISCO K-M GAS CITY IND INC                                                            5,766
28119                  MELDISCO K-M MARINE CITY, MI., INC.                                                      9,094
28120                  MELDISCO K-M ATLANTIC, IOWA, INC.                                                        3,386
28121                  MELDISCO K-M WINTER PARK, FLA., INC.                                                    12,463
28122                  MELDISCO K-M WAVELAND, MISS., INC.                                                       5,028
28123                  MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                               5,865
28124                  MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                    6,307
28125                  MELDISCO K-M OTTUMWA, IOWA, INC.                                                         6,971
28126                  MELDISCO K-M MARYSVILLE, WA., INC.                                                       9,718
28127                  MELDISCO K-M OMAHA, NEB., INC.                                                           6,357
28128                  MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                  6,385
28129                  MELDISCO K-M PIQUA, OHIO, INC.                                                           7,106
28130                  MELDISCO K-M MAYSVILLE, KY., INC                                                         7,452
28131                  WASHINGTON, ILL., MELDISCO K-M, INC.                                                     6,135
28132                  Colonial Feet, Inc.                                                                          0
28133                  Laurel Centre Footaction, Inc.                                                               0
28134                  Irving Footaction, Inc.                                                                      0
28135                  Carolina Footaction, Inc.                                                                    0
28136                  Canal and Bourbon St. Footaction, Inc.                                                      25
28137                  Longview Footaction, Inc.                                                                    0
28138                  Bonita Lakes Footaction, Inc.                                                                0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28139                  novusta Mall Footaction, Inc.                                                            1,065
28140                  Eatontown Open Country, Inc.                                                                 0
28141                  CARY FOOTACTION, INC.                                                                        0
28142                  East Towne Mall Footaction, Inc.                                                             0
28143                  Basset Center Footaction, Inc.                                                               0
28144                  Raceway Fan Club, Inc.                                                                       0
28145                  Carousal Center Footaction, Inc.                                                             0
28146                  Colonial Park Footaction, Inc.                                                               0
28147                  Avenida Norte Footaction, Inc.                                                               0
28148                  Bradley Square Footaction, Inc.                                                              0
28149                  DEPTFORD FOOTACTION, INC.                                                                    0
28150                  Eastridge Mall Footaction, Inc.                                                              0
28151                  Trumbull Park Fan Club, Inc.                                                                 0
28152                  Southpark Footaction, Inc.                                                                   0
28153                  Valley Hills Footaction, Inc.                                                                0
28154                  West Oaks Footaction, Inc.                                                                   0
28155                  Northwest Footaction, Inc.                                                                   0
28156                  Village Mall Footaction, Inc.                                                                0
28157                  Vintage Faire Footaction, Inc.                                                               0
28158                  Redondo Beach Footaction, Inc.                                                               0
28159                  River Ridge Mall Footaction, Inc.                                                            0
28160                  Charlottesville Fashion Sq. Footaction, Inc.                                                 0
28161                  MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                             18,721
28162                  MILES MELDISCO K-M IOWA ST., CALIF., INC.                                               12,730
28163                  LOVES PARK, ILL., MELDISCO K-M, INC.                                                     1,123
28164                  MELDISCO K-M AURORA, COLO., INC.                                                        22,979
28165                  MILES MELDISCO K-M EVERETT, WASH., INC.                                                 13,974
28166                  MILES MELDISCO K-M FILMORE COLORADO, INC.                                                9,210
28167                  MILES MELDISCO K-M FITCHBURG MA, INC.                                                   16,508
28168                  MILES MELDISCO K-M FLORISSANT, MO., INC.                                                14,335
28169                  MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                             5,593
28170                  MILES MELDISCO K M FORT WAYNE IND INC                                                    7,861
28171                  MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                14,509
28172                  Eastgate Footaction, Inc.                                                                    0
28173                  Dolphin Mall Footaction, Inc.                                                                0
28174                  MILES MELDISCO K-M FT LAUDERDALE INC                                                    24,255
28175                  MELDISCO K-M AUBURN, MAINE, INC.                                                        14,932
28176                  MELDISCO K-M ALBANY, ORE., INC.                                                          9,372
28177                  MELDISCO K-M ANNANDALE, VA., INC.                                                       36,882
28178                  MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                             15,346
28179                  MELDISCO K-M 3610 PECK RD., CA., INC.                                                        0
28180                  MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                        9,238
28181                  MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                             31,549
28182                  MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                23,262
28183                  MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                              33,502
28184                  MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                        8,626
28185                  MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                14,137
28186                  MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                           14,358
28187                  MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                           25,384

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28188                  MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                  10,735
28189                  MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                            13,806
28190                  MELDISCO K-M 1745 QUENTIN, PA., INC.                                                    11,218
28191                  MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                               10,579
28192                  MELDISCO K-M 8730 RIO, CA., INC.                                                            59
28193                  MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                               14,675
28194                  MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                               10,107
28195                  MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                             14,265
28196                  MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                                   75
28197                  MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                           12,913
28198                  MELDISCO K-M 2855 DUNN RD., MO., INC.                                                   12,607
28199                  MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                    0
28200                  MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                            14,120
28201                  MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                12,619
28202                  MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                             13,173
28203                  MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                            27,997
28204                  MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                            21,101
28205                  MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                    9,778
28206                  MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                             14,923
28207                  MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                              28,149
28208                  MELDISCO K-M BRONX, N.Y., INC.                                                          41,983
28209                  MELDISCO K-M BRANSON, MO., INC.                                                         15,484
28210                  MELDISCO K-M BISHOP, CA., INC.                                                          16,979
28211                  MELDISCO K-M BLYTHE, CA., INC.                                                           7,915
28212                  MELDISCO K-M BELL RD., AZ., INC.                                                        11,424
28213                  MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                19,673
28214                  MELDISCO K-M BURNSVILLE, MINN., INC.                                                     7,567
28215                  MELDISCO K-M BEDFORD IND INC                                                             4,466
28216                  MELDISCO K-M BAYAMON, PR., INC.                                                         53,765
28217                  MELDISCO K-M BATAVIA, N.Y., INC.                                                        12,487
28218                  MELDISCO K-M 3808 BRADY ST., IA., INC.                                                  10,102
28219                  MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                              31,396
28220                  MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                 8,144
28221                  MELDISCO K-M BEAVER FALLS, PA., INC.                                                     6,705
28222                  MELDISCO K-M ANNAPOLIS, MD., INC.                                                       22,603
28223                  MELDISCO K-M AMHERST, OHIO, INC.                                                        24,591
28224                  MELDISCO K-M AMES, IOWA, INC.                                                            6,054
28225                  MELDISCO K-M ALPENA, MICH, INC.                                                          8,969
28226                  MELDISCO K-M ALLEGANY, N.Y., INC.                                                        8,745
28227                  MELDISCO K-M BARTOW RD., FLA., INC.                                                         55
28228                  MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                      15,424
28229                  Lakeforest Fan Club, Inc.                                                                    0
28230                  Hanford Fan Club, Inc.                                                                       0
28231                  Greece Town Mall Fan Club, Inc.                                                              0
28232                  Fox Valley Footaction, Inc.                                                                  0
28233                  Boulevard Mall Fan Club, Inc.                                                                0
28234                  Harrisburg East Footaction, Inc.                                                             0
28235                  Hattisburg Footaction, Inc.                                                                  0
28236                  Haywood Footaction, Inc.                                                                     0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28237                  Hulen Footaction, Inc.                                                                       0
28238                  INDEPENDENCE MALL FOOTACTION, INC.                                                           0
28239                  Regency Square Footaction, Inc.                                                              0
28240                  Serramonte Footaction, Inc.                                                                  0
28241                  Park City Footaction, Inc.                                                                   0
28242                  Prince George's Footaction, Inc.                                                             0
28243                  Prien Lake Footaction, Inc.                                                                 25
28244                  MELDISCO/PAY LESS HINES, OR., INC.                                                         545
28245                  Palm Beach Footaction, Inc.                                                                  0
28246                  Ocala Footaction, Inc.                                                                       0
28247                  Oxmoor Center Footaction, Inc                                                                0
28248                  Cortana Footaction, Inc.                                                                    25
28249                  Emerald Square Footaction, Inc.                                                              0
28250                  Fairlane Footaction, Inc.                                                                    0
28251                  Oakwood Footaction, Inc.                                                                     0
28252                  Cherry Hill Footaction, Inc.                                                                 0
28253                  Cloverleaf Footaction, Inc.                                                                  0
28254                  Coronado Center Footaction, Inc.                                                             0
28255                  PLaza del Caribe Footaction, Inc.                                                            0
28256                  MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                            14,142
28257                  MELDISCO K-M W. COVINA, CA., INC.                                                       13,583
28258                  MELDISCO K-M APPLE AVE., MICH., INC.                                                    14,101
28259                  MELDISCO K-M REDWOOD CITY, CA., INC.                                                    21,950
28260                  MELDISCO K-M HOUMA, LA., INC.                                                            7,020
28261                  MELDISCO K-M MIDLAND, MICH., INC.                                                        8,937
28262                  LANSING, ILL., MELDISCO K-M, INC.                                                       11,498
28263                  MELDISCO K-M BEACON WOODS DR., FLA., INC.                                               15,460
28264                  MELDISCO K-M VINELAND, N.J., INC.                                                       18,851
28265                  MELDISCO K-M POCATELLO, INC.                                                             7,861
28266                  MELDISCO K-M FT. MYERS, FLA., INC                                                       11,139
28267                  MELDISCO K-M TEMPLE CITY, CA., INC.                                                     15,851
28268                  MELDISCO K-M CUDAHY, CALIF., INC.                                                       21,214
28269                  ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                    8,786
28270                  MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                 8,492
28271                  MELDISCO K-M BRIGHTON, MICH., INC.                                                       1,463
28272                  MELDISCO K-M LAPEER, MICH., INC.                                                        12,194
28273                  MELDISCO K-M FT. PIERCE, FLA., INC.                                                     13,176
28274                  MELDISCO K-M JACKSONVILLE, N.C., INC.                                                    8,321
28275                  SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                  12,636
28276                  MELDISCO K-M SEDALIA, MO., INC.                                                          8,346
28277                  MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                13,688
28278                  MELDISCO K-M FOSTORIA, OHIO, INC.                                                        7,227
28279                  MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                   9,916
28280                  MELDISCO K-M ALAMOGORDO, N.M., INC.                                                      6,859
28281                  MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                    1,592
28282                  MELDISCO K-M MADISONVILLE, KY., INC.                                                     5,437
28283                  MELDISCO K-M WARSAW IND INC                                                              7,864
28284                  MELDISCO K-M OWNESBORO, KY., INC.                                                        7,357
28285                  MELDISCO K-M ELWOOD IND INC                                                              4,949

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28286                  MELDISCO K-M MT. AIRY, N.C., INC.                                                        7,603
28287                  MELDISCO K-M OLATHE, KS., INC.                                                           6,962
28288                  MELDISCO K-M ORANGE PARK, FLA., INC.                                                     8,847
28289                  MELDISCO K-M DECATUR, ALA., INC.                                                        10,130
28290                  MELDISCO K-M FT. MORGAN, COLO., INC.                                                     4,755
28291                  MELDISCO K-M ENOLA, PA., INC.                                                            8,861
28292                  MELDISCO K-M FRONT ROYAL, VA., INC.                                                     11,379
28293                  MELDISCO K-M BALTIMORE CITY, MD., INC.                                                  15,504
28294                  MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                               16,790
28295                  MELDISCO K-M WICHITA, KS., INC.                                                          5,887
28296                  MELDISCO K-M CLAY, N.Y., INC.                                                            8,077
28297                  MELDISCO K-M GARDENDALE, ALA., INC.                                                      6,830
28298                  MELDISCO K-M PANAMA CITY, FLA., INC.                                                     6,500
28299                  MELDISCO K-M COVINGTON, VA., INC.                                                        5,222
28300                  MELDISCO K-M HARLINGEN, TX., INC.                                                        9,713
28301                  MELDISCO K-M REDLANDS, CA., INC.                                                        11,230
28302                  MELDISCO K-M ESCANABA, MICH., INC.                                                       7,072
28303                  MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                  9,853
28304                  MELDISCO K-M GREECE, N.Y., INC.                                                         13,229
28305                  MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                              14,332
28306                  MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                             8,811
28307                  MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                               20,049
28308                  MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                            23,019
28309                  MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                             12,648
28310                  MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                                  59
28311                  MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                              9,479
28312                  MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                    0
28313                  MILES MELDISCO K-M ROSWELL RD., GA., INC.                                               21,031
28314                  MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                              10,219
28315                  MILES MELDISCO K-M SALEM, N. H., INC.                                                   15,768
28316                  MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                            13,342
28317                  MILES MELDISCO K-M SHADELAND IND INC                                                    17,266
28318                  MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                            24,458
28319                  MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                                8,626
28320                  MILES MELDISCO K-M SO MADISON AVE IND INC                                               15,665
28321                  MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                               0
28322                  MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                13,814
28323                  MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                    7,997
28324                  MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                              15,098
28325                  MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                          10,114
28326                  MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                               6,666
28327                  MILES MELDISCO K-M STOCKTON, CAL., INC.                                                  9,366
28328                  MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                         9,502
28329                  MILES MELDISCO K-M ROSERY RD FLA INC                                                    10,059
28330                  MILES MELDISCO K-M ROCHESTER, MINN., INC.                                                8,923
28331                  MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                            15,831
28332                  MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                              11,668
28333                  MILES MELDISCO K-M STOW, OHIO, INC.                                                     10,119
28334                  MILES MELDISCO K-M TAMPA FLA INC                                                        10,727

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28335                  MILES MELDISCO K-M TARENTUM RD., PA., INC.                                              15,877
28336                  MILES MELDISCO K-M TILGHAM ST., PA., INC.                                               18,508
28337                  MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                               0
28338                  MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                              10,858
28339                  MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                               8,971
28340                  MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                             7,345
28341                  MILES MELDISCO K-M VENTURA, CAL., INC.                                                   8,776
28342                  MILES MELDISCO K-M VERSAILLES, PA., INC.                                                10,802
28343                  MILES MELDISCO K-M VIVIAN, MO., INC.                                                     6,145
28344                  MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                             12,643
28345                  MILES MELDISCO K-M TAYLOR, MICH., INC.                                                  22,625
28346                  MILES MELDISCO K-M TROY, MICH., INC.                                                    13,954
28347                  MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                            8,032
28348                  MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                 7,254
28349                  MILES MELDISCO K-M W 1400 S UTAH INC.                                                   12,618
28350                  MELDISCO K-M  MANISTEE, MICH., INC.                                                     10,726
28351                  MELDISCO K-M BALTIMORE, MD., INC.                                                       18,625
28352                  MILES MELDISCO K-M YPSILANTI, MICH., INC.                                                7,945
28353                  MILES MELDISCO K-M YAKIMA, WASH., INC.                                                  13,695
28354                  MILES MELDISCO K-M WILSON RD., CALIF., INC.                                             14,354
28355                  MILES MELDISCO K-M YOUNGSTOWN, INC.                                                      9,495
28356                  MILES MELDISCO K-M WESTLAND, MICH., INC.                                                14,893
28357                  MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                             6,814
28358                  MILES MELDISCO K-M WEST RD., MICH., INC.                                                 9,845
28359                  MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                 6,967
28360                  MELDISCO K-M PINEVILLE, LA., INC.                                                        9,068
28361                  MELDISCO K-M WILMINGTON, DE., INC.                                                      18,768
28362                  MELDISCO K-M ST. JOHNS, MI., INC.                                                        7,412
28363                  MELDISCO K-M ST. GEORGE, UT., INC.                                                       8,898
28364                  MELDISCO K-M PAINTSVILLE, KY., INC.                                                      8,929
28365                  MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                  20,263
28366                  MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                        21,578
28367                  MELDISCO K-M OAK HARBOR, WA., INC.                                                       7,244
28368                  MELDISCO K-M NOGALES, ARIZ., INC.                                                       21,998
28369                  MELDISCO K-M SOUTH BISHOP, MO., INC.                                                     9,544
28370                  MELDISCO K-M POMPANO BEACH, FL., INC.                                                   16,428
28371                  MELDISCO K-M ST. CLOUD, MN., INC.                                                       11,112
28372                  MELDISCO K-M RIPON, WI., INC.                                                            7,611
28373                  MELDISCO K-M PINEVILLE, N.C., INC.                                                      11,862
28374                  MELDISCO K-M WINTER GARDEN, FL., INC.                                                   11,608
28375                  MELDISCO K-M WINCHESTER, KY., INC.                                                       7,947
28376                  MELDISCO K-M WISE, VA., INC.                                                             8,816
28377                  MELDISCO K-M RIO RANCHO, NM., INC.                                                      10,473
28378                  MELDISCO K-M YANKTON, S.D., INC.                                                         6,638
28379                  MELDISCO K-M ORANGEBURG, S.C., INC.                                                      8,090
28380                  MELDISCO K-M PALATKA, FLA., INC.                                                         6,105
28381                  MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                               10,962
28382                  MELDISCO K-M NORTH KENT MALL, MICH., INC.                                               11,241
28383                  MELDISCO K-M NORWALK, OHIO, INC.                                                         7,984

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28384                  MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                   8,542
28385                  MELDISCO K-M NEW BOSTON, OHIO, INC.                                                     11,489
28386                  MELDISCO K-M PORTAGE RD., OHIO, INC.                                                    14,179
28387                  MELDISCO K-M ST. JOnovH, MO., INC.                                                       5,582
28388                  MELDISCO K-M WYTHEVILLE, VA., INC.                                                       5,724
28389                  MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                 17,692
28390                  MELDISCO K-M OCONOMOWOC, WI., INC.                                                       9,572
28391                  MELDISCO K-M OAK RIDGE, TENN., INC.                                                      8,819
28392                  MELDISCO K-M WINTER SPRINGS, FL., INC.                                                   7,080
28393                  MELDISCO K-M PLYMOUTH, IN., INC.                                                         7,560
28394                  MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                    6,816
28395                  MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                               9,842
28396                  MELDISCO K-M PITTSTON, PA., INC.                                                         5,130
28397                  MELDISCO K-M PRESCOTT, ARIZ., INC.                                                       6,034
28398                  MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                   13,767
28399                  MELDISCO K-M RICHMOND, VA., INC.                                                        18,388
28400                  MELDISCO K-M GUAYAMA, N.Y., INC.                                                        26,355
28401                  MELDISCO K-M HENDERSON, NEV., INC.                                                      10,037
28402                  MELDISCO K-M CHARLEVOIX, MI., INC.                                                       5,834
28403                  MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                            28,880
28404                  MELDISCO K-M GOLDENROD RD., N., FL., INC.                                                7,746
28405                  MELDISCO K-M NORTHPORT, AL., INC.                                                        6,718
28406                  MELDISCO K-M OXON HILL, MD., INC.                                                       13,922
28407                  MELDISCO K-M ORANGE CITY, FL., INC.                                                     10,509
28408                  MELDISCO K-M OAK PARK, MI., INC.                                                        15,651
28409                  MELDISCO K-M NORTH BERGEN, N.J., INC.                                                        0
28410                  MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                  15,682
28411                  MELDISCO K-M KENT, WASH., INC.                                                          13,585
28412                  MELDISCO K-M ONTARIO, ORE., INC.                                                         9,889
28413                  MELDISCO K-M GONZALES, LA., INC.                                                         6,538
28414                  MELDISCO K-M BURNHAM, PA., INC.                                                          8,436
28415                  MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                8,554
28416                  MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                         0
28417                  MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                              304
28418                  MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                             11,717
28419                  MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                                8,498
28420                  Highland Mall Footaction, Inc.                                                               0
28421                  Military Circle Footaction, Inc.                                                             0
28422                  Mall of Abilene Footaction, Inc.                                                             0
28423                  Santurce Footaction, Inc.                                                                    0
28424                  Sikes Center Footaction, Inc                                                                 0
28425                  Newburgh Mall Footaction, Inc.                                                               0
28426                  Newport City Thom McAn, Inc                                                                  0
28427                  Marquette Mall Footaction, Inc.                                                              0
28428                  Granite Run Fan Club, Inc.                                                                   0
28429                  Gadsden Mall Footaction, Inc.                                                                0
28430                  MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                   0
28431                  MELDISCO/PAY LESS MEAD, WA., INC.                                                          290
28432                  MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                  14,000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28433                  Georgia Square Footaction, Inc.                                                              0
28434                  Great Northwest Footaction, Inc.                                                            59
28435                  Hamilton Place Footaction, Inc.                                                              0
28436                  Sharpstown Center Footaction, Inc.                                                           0
28437                  Roosevelt Mall (PA) Footaction, Inc.                                                         0
28438                  Great Mall Footaction, Inc.                                                                  0
28439                  Mall Del Norte Footaction, Inc.                                                              0
28440                  Valle Vista Footaction, Inc.                                                                 0
28441                  Metro North Footaction, Inc.                                                                 0
28442                  Natick Mall Footaction, Inc.                                                                 0
28443                  North East Footaction, Inc.                                                                  0
28444                  Independence Center Footaction, Inc.                                                         0
28445                  West Oaks Footaction, Inc.                                                                   0
28446                  South Plains Footaction, Inc.                                                                0
28447                  Southlake Mall Footaction, Inc.                                                              0
28448                  Tucson Mall Footaction, Inc.                                                                 0
28449                  Town East Footaction, Inc.                                                                   0
28450                  University Footaction, Inc.                                                                  0
28451                  Solomon Pond Footaction, Inc.                                                                0
28452                  Warner Robins Galleria Footaction, Inc.                                                  1,048
28453                  Carolina East Footaction, Inc.                                                               0
28454                  Camp Wisdom Footaction, Inc.                                                                 0
28455                  MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                 0
28456                  Capital Footaction, Inc.                                                                     0
28457                  Boynton Beach Footaction, Inc.                                                               0
28458                  Annapolis Mall Footaction, Inc.                                                              0
28459                  Citadel Mall Footaction, Inc.                                                                0
28460                  Steamtown Footaction, Inc.                                                                   0
28461                  St. Clair FootAction, Inc.                                                                   0
28462                  Pasadena Towne Square Footaction, Inc.                                                       0
28463                  Mt. Berry Square Footaction, Inc,                                                            0
28464                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                  0
28465                  Tyrone Square Footaction, Inc.                                                               0
28466                  OAK HOLLOW FOOTACTION, INC.                                                                  0
28467                  Mall at 163rd St. Footaction, Inc.                                                           0
28468                  Northgate Footaction, Inc.                                                                   0
28469                  Magnolia Mall Footaction, Inc.                                                               0
28470                  Columbia Center Footaction, Inc.                                                             0
28471                  FOUR SEASONS FOOTACTION, INC.                                                                0
28472                  Greenspoint Footaction, Inc.                                                                 0
28473                  Gulf View Square Footaction Inc.                                                             0
28474                  Golden East Crossing Footation, Inc.                                                         0
28475                  Hudson Mall Footaction, Inc.                                                                 0
28476                  Spring Hill Footaction, Inc.                                                                 0
28477                  Taylor Township Footaction, Inc                                                              0
28478                  Broward Mall Footaction, Inc.                                                                0
28479                  Fairgrounds Sq. Footaction, Inc.                                                             0
28480                  Oak Park Footaction, Inc.                                                                    0
28481                  Kenner Footaction, Inc.                                                                      0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28482                  Old Hickory Mall Footaction, Inc.                                                            0
28483                  SOUTH SQUARE MALL FOOTACTION, INC.                                                           0
28484                  W. Mifflin Footaction, Inc.                                                                  0
28485                  Lakeland Square Footaction, Inc.                                                             0
28486                  Westgate Mall Footaction, Inc.                                                               0
28487                  TWIN RIVERS MALL FOOTACTION, INC.                                                            0
28488                  Anderson Footaction, Inc.                                                                    0
28489                  MELDISCO K-M PROVO, UT., INC.                                                           10,702
28490                  MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                 16,724
28491                  MELDISCO K-M RIO PIEDRAS, PR., INC.                                                     15,433
28492                  MELDISCO K-M GRAYLING, MI, INC.                                                          6,461
28493                  MELDISCO K-M GRAYSON, KY., INC.                                                         11,812
28494                  MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                  7,904
28495                  MELDISCO K-M HAVRE, MONT., INC.                                                         13,635
28496                  MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                  34,076
28497                  MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                              12,357
28498                  MELDISCO K-M GREENVILLE, MI., INC.                                                       7,660
28499                  MELDISCO K-M HESPERIA, CA., INC.                                                        11,860
28500                  MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                 4,852
28501                  MELDISCO K-M LANTANA, FLA., INC.                                                        19,575
28502                  MELDISCO K-M LANGHORNE, PA., INC.                                                       14,426
28503                  MELDISCO K-M HUTCHINSON, KAN., INC.                                                      5,805
28504                  MELDISCO K-M LAWTON, OKLA., INC.                                                         9,267
28505                  MELDISCO K-M MT. PLEASANT, MICH., INC.                                                   8,379
28506                  MELDISCO K-M HALSTEAD ST., MICH., INC.                                                   6,593
28507                  MELDISCO K-M HILLTOP DR., CALIF., INC.                                                  10,307
28508                  MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                                7,904
28509                  MELDISCO K-M HUNTINGTON IND INC                                                          7,485
28510                  MELDISCO K-M HORSEHEADS, N.Y., INC.                                                     10,264
28511                  MELDISCO K-M LEWISTON, ID., INC.                                                         7,139
28512                  MELDISCO K-M LONGMONT, COLO., INC.                                                       9,123
28513                  MELDISCO K-M HAMPTON, VA., INC.                                                          9,094
28514                  MELDISCO K-M HEMET, CALIF., INC.                                                        10,737
28515                  MELDISCO K-M HOBBS, N.M., INC.                                                           7,279
28516                  MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                  6,563
28517                  MELDISCO K-M JEFFERSON CITY, MO., INC.                                                   9,186
28518                  MELDISCO K-M KALISPELL, MO., INC.                                                       11,181
28519                  MELDISCO K-M LONGVIEW, TX., INC.                                                         7,415
28520                  MELDISCO K-M MAIN ST., WISC., INC.                                                       8,910
28521                  MELDISCO K-M LOUISVILLE, KY., INC.                                                      11,193
28522                  MELDISCO K-M HYANNIS, MASS., INC.                                                       29,519
28523                  MELDISCO K-M KINGSPORT, TENN., INC.                                                     10,590
28524                  MELDISCO K-M JACKSON, TENN., INC.                                                        8,346
28525                  MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                    9,602
28526                  MELDISCO K-M HWY. 33, VA., INC.                                                         10,960
28527                  MELDISCO K-M MALL BLVD., PA., INC.                                                      12,156
28528                  MELDISCO K-M LAKE PARK, FLA., INC.                                                      22,420
28529                  MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                   8,700
28530                  MELDISCO K-M LAS CRUCES, N.M., INC.                                                      4,325

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28531                  MELDISCO K-M HOOKSETT, N.H., INC.                                                        9,249
28532                  MELDISCO K-M HELENA, MONT., INC.                                                         6,816
28533                  MELDISCO K-M HAYWARD, CALIF., INC.                                                      18,027
28534                  MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                 11,526
28535                  MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                                7,305
28536                  MILES MELDISCO K-M CIRCLE, KY., INC.                                                    11,546
28537                  MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                            10,840
28538                  MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                    0
28539                  MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                             14,697
28540                  MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                              7,649
28541                  MILES MELDISCO K-M CEDAR ST., MICH., INC.                                               12,787
28542                  MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                             16,373
28543                  MILES MELDISCO K-M BUTLER ST., PA., INC.                                                10,115
28544                  MILES MELDISCO K-M BLOOMINGTON IND INC                                                   3,048
28545                  MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                            7,599
28546                  MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                               13,756
28547                  MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                              11,768
28548                  MILES MELDISCO K-M BELT H'WAY., MO., INC.                                                7,705
28549                  MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                             24,343
28550                  MILES MELDISCO K-M BEACH BLVD FLA INC                                                   16,002
28551                  MILES MELDISCO K-M BANISTER RD., MO., INC.                                               6,261
28552                  MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                   13,377
28553                  MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                              16,965
28554                  MILES MELDISCO K-M BISCAYNE FLA INC                                                     27,902
28555                  MILES MELDISCO K-M 72ND ST., WASH., INC.                                                15,638
28556                  MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                            13,273
28557                  MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                        40,760
28558                  MILES MELDISCO K-M ARVADA, COLO., INC.                                                   9,095
28559                  MILES MELDISCO K-M BISMARK, N. DAK., INC.                                               13,494
28560                  MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                        14,843
28561                  MILES MELDISCO K-M 2873 W., PA., INC.                                                    9,696
28562                  MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                             9,581
28563                  MILES MELDISCO K-M AVE., J., CALIF., INC.                                               10,811
28564                  MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                        13,781
28565                  MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                        27,198
28566                  MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                   10,157
28567                  MILES MELDISCO K-M 66 ST FLA INC                                                        14,317
28568                  MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                            14,953
28569                  MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                              10,821
28570                  MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                               6,825
28571                  MILES MELDISCO K-M 9TH ST., FLA., INC.                                                     113
28572                  MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                10,387
28573                  MILES MELDISCO K-M CUDAHY, WISC., INC.                                                  10,690
28574                  MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                6,970
28575                  MILES MELDISCO K-M EL CAJON, CALIF., INC.                                                9,660
28576                  MILES MELDISCO K-M DENVER, INC.                                                              0
28577                  MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                                    0
28578                  MILES MELDISCO K-M DES PLAINES, INC.                                                    16,230
28579                  MILES MELDISCO K-M DIXIE, KY., INC.                                                          0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28580                  MILES MELDISCO K-M DORAVILLE, GA., INC.                                                 34,932
28581                  MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                   7,753
28582                  MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                  9,505
28583                  MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                  8,204
28584                  MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                     9,345
28585                  MELDISCO K-M SHEBOYGAN, WISC., INC.                                                      6,640
28586                  MELDISCO K-M MURFREESBORO, TENN., INC.                                                   6,702
28587                  MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                                9,479
28588                  MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                   7,855
28589                  MELDISCO K-M LAKE ORION, MICH., INC.                                                     9,318
28590                  MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                             8,147
28591                  MELDISCO K-M ST. novUSTINE, FLA., INC.                                                   5,520
28592                  MELDISCO K-M. ACTON, MASS., INC.                                                         7,724
28593                  MELDISCO K-M ELLICOTT CITY, MD., INC.                                                   11,271
28594                  MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                  16,165
28595                  MELDISCO K-M SEASIDE, CA., INC.                                                              0
28596                  MELDISCO K-M BROOKHAVEN, PA., INC.                                                      10,301
28597                  MELDISCO K-M SAYRE, PA., INC.                                                            9,493
28598                  MELDISCO K-M NEWBURYPORT, MASS., INC.                                                    7,123
28599                  MELDISCO K-M SHERIDAN, WYO., INC.                                                        8,598
28600                  MELDISCO K-M LA PORTE IND INC                                                            8,142
28601                  MELDISCO K-M FALL RIVER, MASS., INC.                                                    11,578
28602                  MELDISCO K-M FEDERAL HWY., FLA., INC.                                                   16,937
28603                  MELDISCO K-M NEW CASTLE, PA., INC.                                                      10,262
28604                  MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                               8,614
28605                  MELDISCO K-M WAYNESBORO, PA., INC.                                                       6,686
28606                  MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                       0
28607                  MELDISCO K-M BELLE VERNON, PA., INC.                                                    11,410
28608                  MELDISCO K-M HERNDON, VA., INC.                                                         19,356
28609                  MELDISCO K-M WATERTOWN, CT., INC.                                                        9,667
28610                  MELDISCO K-M WILLIAMSPORT, PA., INC.                                                    14,222
28611                  MELDISCO K-M EAGLEVILLE, PA., INC.                                                       8,010
28612                  MELDISCO K-M GLASSBORO, N.J., INC.                                                      13,024
28613                  MELDISCO K-M MARYVILLE, TENN., INC.                                                     12,107
28614                  MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                  8,659
28615                  MELDISCO K-M SUNLAND, CA., INC.                                                              0
28616                  NEW LENOX, ILL., MELDISCO K-M, INC.                                                     12,036
28617                  MELDISCO K-M BERWICK, PA., INC.                                                          7,300
28618                  MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                  25,355
28619                  MELDISCO K-M LAKE TAHOE, CA., INC.                                                      12,341
28620                  MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                 6,290
28621                  MELDISCO K-M ALLENTOWN, PA., INC.                                                       10,132
28622                  MELDISCO K-M CORTLAND, N.Y., INC.                                                        9,094
28623                  MELDISCO K-M novUSTA, MAINE, INC.                                                        9,287
28624                  MELDISCO K-M MEADEVILLE, PA., INC.                                                       8,284
28625                  MELDISCO K-M E. STROUDSBURG, PA., INC.                                                  17,465
28626                  MELDISCO K-M LANCASTER, PA., INC.                                                       10,747
28627                  MELDISCO K-M RIO GRANDE, N.J., INC.                                                     26,152
28628                  PONTIAC, ILL., MELDISCO K-M, INC.                                                        5,329

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28629                  PULASKI, ILL., MELDISCO K-M, INC.                                                       22,065
28630                  MELDISCO K-M CLAYMONT, DEL., INC.                                                       10,505
28631                  MELDISCO K-M GOLDSBORO, N.C., INC.                                                       8,114
28632                  MELDISCO K-M WATERVILLE, MAINE, INC.                                                    11,781
28633                  MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                   18,843
28634                  MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                                6,225
28635                  MELDISCO K-M CHEBOYGAN, MICH., INC.                                                      7,381
28636                  MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                6,421
28637                  MELDISCO K-M KINSTON, N. C., INC.                                                        5,422
28638                  MELDISCO K-M SARALAND, ALA., INC.                                                        1,712
28639                  MELDISCO K-M JAMESTOWN, N.D.,INC.                                                        5,619
28640                  MELDISCO K-M ENDICOTT, N.Y., INC.                                                        9,411
28641                  MELDISCO K-M QUAKERTOWN, PA., INC.                                                      10,720
28642                  MELDISCO K-M KOKOMO, IN., INC.                                                           6,894
28643                  MELDISCO K-M CINCINNATI, OHIO, INC.                                                      7,576
28644                  MELDISCO K-M PIERRE, S.D., INC.                                                          5,460
28645                  MELDISCO K-M WOODBRIDGE, VA., INC.                                                      16,401
28646                  MELDISCO K-M LEBANON, TENN., INC.                                                        6,615
28647                  MELDISCO K-M CHATTANOOGA, TN., INC.                                                      4,736
28648                  MELDISCO K-M SPRINGFIELD, MA., INC.                                                     15,389
28649                  MELDISCO K-M RICHMOND, MICH., INC.                                                       8,919
28650                  MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                 14,350
28651                  MELDISCO K-M PLACERVILLE, CA., INC.                                                      6,887
28652                  MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                               9,676
28653                  MELDISCO K-M ALBERTVILLE, ALA., INC.                                                     8,424
28654                  MELDISCO K-M WINONA, MINN., INC.                                                         5,034
28655                  MELDISCO K-M O'FALLON, MO., INC.                                                         9,342
28656                  MELDISCO K-M 3020 12TH ST., S.D., INC.                                                   6,933
28657                  MELDISCO K-M WEST BEND, WISC., INC.                                                      5,162
28658                  MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                  15,278
28659                  MELDISCO K-M WEST CHESTER, PA., INC.                                                    10,585
28660                  MELDISCO K-M TEXARKANA, TX., INC.                                                        5,759
28661                  MELDISCO K-M DANVILLE, KY., INC.                                                         5,922
28662                  MELDISCO K-M FRACKVILLE, PA., INC.                                                      10,729
28663                  MORTON, ILL., MELDISCO K-M, INC.                                                         5,871
28664                  MELDISCO K-M WEST STATE ST., N.Y., INC.                                                 18,986
28665                  MELDISCO K-M ALMA, MICH., INC.                                                           7,153
28666                  MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                  8,746
28667                  MELDISCO K-M KEARNEY, N.J., INC.                                                        40,058
28668                  MELDISCO K-M E. 10TH ST., S.D., INC.                                                     6,736
28669                  MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                   24,540
28670                  MELDISCO K-M PARAMUS, N.J., INC.                                                        18,037
28671                  MELDISCO K-M CLOSTER, N.J., INC.                                                        16,452
28672                  MELDISCO K-M GRASS VALLEY, CA., INC.                                                    10,293
28673                  MELDISCO K-M KEARNS, UT., INC.                                                          11,771
28674                  MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                    4,305
28675                  MELDISCO K-M MADISON HGTS, MICH., INC.                                                  22,286
28676                  MELDISCO K-M MARIETTA, OH., INC.                                                         8,609
28677                  MELDISCO K-M MADISON ST., TN., INC.                                                      7,341

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28678                  MELDISCO K-M RICHLANDS, VA., INC.                                                        9,988
28679                  MELDISCO K-M BROWNSBURG IN INC                                                           5,044
28680                  MELDISCO K-M CODY, WY., INC.                                                             5,621
28681                  WOODSTOCK, ILL., MELDISCO K-M, INC.                                                      8,121
28682                  MT. VERNON, ILL., MELDISCO K-M, INC.                                                     8,821
28683                  MELDISCO K-M PETALUMA, CA., INC.                                                         8,583
28684                  MELDISCO K-M ROMEO, MICH., INC.                                                          5,381
28685                  MELDISCO K-M OUTER LOOP, KY., INC.                                                       9,952
28686                  BELL RD., ILL., MELDISCO K-M, INC.                                                           0
28687                  S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                 13,764
28688                  MELDISCO K-M CLINTON, MD., INC.                                                              0
28689                  MELDISCO K-M CROSSVILLE, TENN., INC.                                                     9,937
28690                  MELDISCO K-M LEAVENWORTH, KS., INC.                                                      4,665
28691                  MELDISCO K-M SCOTTSBORO, ALA., INC.                                                      6,590
28692                  MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                                7,398
28693                  MELDISCO K-M WILMINGTON, N.C., INC.                                                     10,505
28694                  MELDISCO K-M XYLON AVE., MINN., INC.                                                     7,072
28695                  MELDISCO K-M ZANESVILLE, OHIO, INC.                                                     10,994
28696                  MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                          25,884
28697                  MELDISCO K-M VINCENNES IND INC                                                           4,854
28698                  MELDISCO K-M WAYNE, N.J. INC.                                                           39,325
28699                  MELDISCO K-M WEIRTON W. VA., INC.                                                        6,588
28700                  MELDISCO K-M WESTLAKE, OHIO, INC.                                                        7,524
28701                  MELDISCO K-M FARMINGTON, N.M., INC.                                                     12,817
28702                  MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                               8,224
28703                  MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                               7,716
28704                  MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                 11,666
28705                  MELDISCO K-M FAIRBORN, OHIO, INC.                                                        5,912
28706                  MELDISCO K-M FT. MITCHELL, KY., INC.                                                     9,864
28707                  MELDISCO K-M MINNETONKA, MINN., INC.                                                     6,896
28708                  MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                     14,882
28709                  MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                       17,370
28710                  MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                              20,623
28711                  MELDISCO K-M GREENWOOD IND INC                                                           9,730
28712                  MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                        0
28713                  MELDISCO K-M GRAY AVE., CALIF., INC.                                                     8,890
28714                  MELDISCO K-M GREENWOOD, S.C., INC.                                                       9,033
28715                  MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                                9,918
28716                  MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                13,354
28717                  MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                           28,288
28718                  MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                   7,392
28719                  MELDISCO K-M WILLOW GROVE, PA., INC.                                                     9,669
28720                  MELDISCO K-M FEASTERVILLE, PA., INC.                                                     8,995
28721                  MELDISCO K-M GREAT FALLS, MONT., INC.                                                   11,522
28722                  MELDISCO K-M HALES CORNERS, WISC., INC.                                                  9,970
28723                  MELDISCO K-M W. 65TH ST., OHIO, INC.                                                    14,073
28724                  MELDISCO K-M GREENVILLE, OHIO, INC.                                                      6,816
28725                  MELDISCO K-M W. LEBANON, N.H., INC.                                                     10,379
28726                  MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                    0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28727                  MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                  13,459
28728                  MELDISCO K-M GREENVILLE, MISS., INC.                                                     6,757
28729                  MELDISCO K-M WASHINGTON ST IND INC                                                      20,863
28730                  MELDISCO K-M WARMINSTER, PA.,INC.                                                       11,162
28731                  MELDISCO K-M WALLA WALLA, WASH., INC.                                                    7,040
28732                  MELDISCO K-M WABASH AVE., MD., INC.                                                     17,553
28733                  MELDISCO K-M W.PATRICK, MD., INC.                                                       16,096
28734                  MELDISCO K-M WATSON BLVD., GA., INC.                                                    10,627
28735                  MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                               8,432
28736                  MELDISCO K-M WATERBURY, CONN., INC.                                                     21,080
28737                  MELDISCO K-M MILFORD, MASS., INC.                                                       12,438
28738                  MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                12,200
28739                  MELDISCO K-M MERCERVILLE RD., N.J., INC                                                 22,535
28740                  MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                                7,092
28741                  MELDISCO K-M MIAMISBURG, OHIO, INC.                                                          0
28742                  MELDISCO K-M MERRILLVILLE INC                                                           12,593
28743                  MELDISCO K-M OREM UTAH, INC.                                                             8,434
28744                  MILES MELDISCO K-M RAPID CITY, S.D., INC.                                               17,015
28745                  MELDISCO K-M ST ALBANS W. VA., INC.                                                     11,643
28746                  MELDISCO K-M STADIUM DR., MICH., INC.                                                    6,267
28747                  MELDISCO K-M STEVENS POINT, WISC., INC.                                                  6,791
28748                  MELDISCO K-M MODESTA, CAL., INC.                                                        13,718
28749                  MELDISCO K-M MISSOULA, MONT., INC.                                                       8,919
28750                  MELDISCO K-M MILFORD, OHIO, INC.                                                         9,693
28751                  MELDISCO K-M STURGIS, MICH., INC.                                                        6,403
28752                  MELDISCO K-M SUMTER, S.C., INC.                                                          9,921
28753                  MELDISCO K-M MOOSIC, PA., INC.                                                           7,427
28754                  MELDISCO K-M NEW IBERIA, LA, INC.                                                        7,222
28755                  MELDISCO K-M NEWARK, CALIF., INC.                                                            0
28756                  MELDISCO K-M NEWPORT NEWS, VA., INC.                                                     7,195
28757                  MELDISCO K-M SnovAS, MASS., INC.                                                        18,206
28758                  MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                               11,809
28759                  MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                   8,938
28760                  MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                     3,804
28761                  MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                       14,031
28762                  MELDISCO K-M NORRISTOWN, PA., INC.                                                      10,518
28763                  MELDISCO K-M NORTH CANTON, OHIO, INC.                                                   13,137
28764                  MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                           14,871
28765                  MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                 6,827
28766                  MELDISCO K-M NINE MILE RD., VA., INC.                                                   13,400
28767                  MELDISCO K-M NAPLES, FLA., INC                                                           7,095
28768                  MELDISCO K-M NAMPA, ID., INC.                                                            9,851
28769                  MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                    24,947
28770                  MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                            14,742
28771                  MELDISCO K-M MENOMINEE, MICH., INC.                                                      8,375
28772                  MELDISCO K-M MASON CITY, IOWA, INC.                                                      5,762
28773                  MELDISCO K-M MANHATTAN, KS., INC.                                                        4,882
28774                  MELDISCO K-M MANTUA, N.J., INC.                                                         18,118
28775                  MELDISCO K-M MARYLAND AVE., MINN., INC.                                                 15,238

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28776                  MELDISCO K-M MARLTON, N.J., INC.                                                           889
28777                  MELDISCO K-M TACOMA, WASH., INC.                                                        12,678
28778                  MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                     0
28779                  MELDISCO K-M SINCLAIR LANE, MD., INC.                                                    9,765
28780                  MELDISCO K-M SOQUEL,CALIF.,INC.                                                              0
28781                  MELDISCO K-M SILVER SPRING, MD., INC.                                                   41,850
28782                  MELDISCO K-M NAZARETH PIKE, PA., INC.                                                        0
28783                  MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                   13,990
28784                  MELDISCO K-M MUSKOGEE,OKLA.,INC                                                          7,160
28785                  MELDISCO K-M MORRISTOWN, TENN., INC.                                                    10,467
28786                  MELDISCO K-M SHELBY, N.C., INC.                                                          9,709
28787                  MELDISCO K-M SHELBURKE RD., VT., INC.                                                   10,668
28788                  MELDISCO K-M SIOUX CITY, IOWA, INC.                                                     10,867
28789                  MELDISCO K-M MANASSAS, VA., INC.                                                        21,378
28790                  MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                   6,403
28791                  MELDISCO K-M N. AVE., COLO., INC.                                                       10,909
28792                  MELDISCO K-M UTICA, MICH., INC.                                                          8,750
28793                  MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                 12,359
28794                  MELDISCO K-M VERNON, CONN., INC.                                                        20,441
28795                  MELDISCO K-M VENICE, FLA., INC.                                                          7,591
28796                  MELDISCO K-M VALPARAISO, IND., INC.                                                      7,124
28797                  MELDISCO K-M VALLEY PLAZA, MD., INC.                                                    19,615
28798                  MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                   14,865
28799                  MELDISCO K-M TUALATIN, ORE., INC.                                                        9,097
28800                  MELDISCO K-M TOMS RIVER, N.J., INC.                                                     22,084
28801                  MELDISCO K-M TOLEDO, OHIO, INC.                                                          7,685
28802                  MELDISCO K-M TIFTON, GA., INC.                                                           5,664
28803                  MELDISCO K-M VALENCIA, CALIF., INC.                                                     10,820
28804                  MELDISCO K-M TULSA, OKLA., INC.                                                          7,838
28805                  MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                    13,167
28806                  MELDISCO K-M U. S. RTE, 309, PA., INC.                                                  14,237
28807                  MELDISCO K-M PLATTE WOODS, MO., INC.                                                     5,400
28808                  MELDISCO K-M PERU IND INC                                                                5,398
28809                  MELDISCO K-M PLAZA MALL, NJ., INC.                                                      23,460
28810                  MELDISCO K-M PONTIAC, MICH., INC.                                                        9,826
28811                  MELDISCO K-M PORTAGE, MICH., INC.                                                        7,312
28812                  MELDISCO K-M READING, PA., INC.                                                         10,653
28813                  MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                   13,603
28814                  MELDISCO K-M PASADENA, MD., INC.                                                         9,426
28815                  MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                   7,604
28816                  MELDISCO K-M PADUCAH, KY., INC.                                                          8,425
28817                  MELDISCO K-M PARKERSBURG W. VA., INC.                                                    8,909
28818                  MELDISCO K-M SANTA FE, N.M., INC.                                                       13,447
28819                  MELDISCO K-M TALLMADGE, OHIO, INC.                                                      16,751
28820                  MELDISCO K-M REED ROAD, PA., INC.                                                            0
28821                  MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                   9,377
28822                  MELDISCO K-M ROSWELL, N.M., INC.                                                         7,991
28823                  MELDISCO K-M ROCK HILL, S.C., INC.                                                      13,037
28824                  MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                 278

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28825                  MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                   0
28826                  MELDISCO K-M ROCHESTER, MICH., INC.                                                          0
28827                  MELDISCO K-M RIVERSIDE, CALIF., INC.                                                    12,005
28828                  MELDISCO K-M RENSSELAER, N.Y. INC.                                                      10,390
28829                  MILES MELDISCO K-M N. DIVISION, WASH., INC.                                             16,583
28830                  MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                           13,942
28831                  MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                  6,444
28832                  MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                              10,562
28833                  MILES MELDISCO K-M OCALA,FLA.,INC.                                                       9,514
28834                  MILES MELDISCO K-M NORTH GATE, INC.                                                     11,970
28835                  MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                             14,886
28836                  MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                               0
28837                  MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                6,190
28838                  MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                            11,656
28839                  MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                  9,345
28840                  MILES MELDISCO K-M ORANGE, CALIF., INC.                                                      0
28841                  MILES MELDISCO K-M PATRICIO, P. R., INC.                                                56,715
28842                  MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                  8,020
28843                  MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                            9,083
28844                  MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                               6,308
28845                  MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                            14,373
28846                  MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                            8,803
28847                  MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                              7,794
28848                  MILES MELDISCO K-M MISSION ST., ORE., INC.                                              12,254
28849                  MILES MELDISCO K-M MINOT, N.D., INC.                                                    13,254
28850                  MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                                0
28851                  MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                             18,781
28852                  MILES MELDISCO K-M MONROE, MICH., INC.                                                  13,011
28853                  MILES MELDISCO K-M MORRELL, TENN., INC.                                                  7,939
28854                  MILES MELDISCO K-M MOSS ST., CALIF., INC.                                               22,343
28855                  MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                14,908
28856                  MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                     0
28857                  MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                17,740
28858                  MILES MELDISCO K-M MCKINLEY AVE IND INC                                                 13,942
28859                  MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                                  0
28860                  MILES MELDISCO K-M MERRIAM, INC.                                                         5,803
28861                  MILES MELDISCO K-M MESA, ARIZ., INC.                                                    10,895
28862                  MILES MELDISCO K-M PUEBLO, COLO., INC.                                                  10,082
28863                  MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                7,151
28864                  MILES MELDISCO K-M MADERA RD., CALIF., INC.                                              7,781
28865                  MILES MELDISCO K-M MADISON, TENN., INC.                                                 18,993
28866                  MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                8,764
28867                  MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                    0
28868                  MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                                8,228
28869                  MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                               6,218
28870                  MILES MELDISCO K-M LAKE RD., OREGON, INC.                                                8,337
28871                  MILES MELDISCO K-M LOMBARD, ILL., INC.                                                   8,843
28872                  Gurnee Mills Fan Club, Inc.                                                                  0
28873                  Hickory Hollow Mall Footaction, Inc.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28874                  Hickory Ridge Mall Footaction, Inc.                                                          0
28875                  Highland Park Footaction, Inc.                                                               0
28876                  Hamtramck Footaction, Inc.                                                                   0
28877                  Hallwood Footaction, Inc.                                                                    0
28878                  Hamilton Fan Club, Inc.                                                                      0
28879                  Tyler Mall Fan Club, Inc.                                                                    0
28880                  Upper Darby Footaction, Inc.                                                                 0
28881                  GETTY SQUARE FOOTACTION, INC.                                                                0
28882                  Grand Boulevard Footaction, Inc.                                                             0
28883                  Grand Rapids Footaction, Inc.                                                                0
28884                  Greenbriar Mall Footaction, Inc.                                                         1,917
28885                  Forest Hills Footaction, Inc.                                                                0
28886                  FAIRLANE MEADOWS FOOTACTION, INC.                                                            0
28887                  Fox Hills (Cal.) Fan Club, Inc.                                                              0
28888                  Eastridge Fan Club, Inc.                                                                     0
28889                  The Meadows Fan Club, Inc.                                                                   0
28890                  The Village Footaction, Inc.                                                                 0
28891                  Tower Center Footaction, Inc.                                                                0
28892                  Treasure Coast Mall Footaction, Inc.                                                         0
28893                  Troy Footaction, Inc.                                                                        0
28894                  Tukwila Open Country, Inc.                                                                   0
28895                  Ladera Center Footaction, Inc.                                                               0
28896                  LAFAYETTE FOOTACTION, INC.                                                                   0
28897                  Lakewood Fan Club, Inc.                                                                      0
28898                  Lee Harvard Footaction, Inc.                                                                 0
28899                  Leominster Fan Club, Inc.                                                                    0
28900                  Lincoln Park Footaction, Inc.                                                                0
28901                  Lloyd Center Fan Club, Inc.                                                                  0
28902                  Mall @ Barnes Crossing Footaction, Inc.                                                      0
28903                  Macomb Mall Footaction, Inc.                                                                 0
28904                  Mall De Aguilas Footaction, Inc.                                                             0
28905                  MARKET CENTER FOOTACTION, INC.                                                               0
28906                  Marketplace at Hollywood Footaction, Inc.                                                    0
28907                  Quaker Bridge Open Country, Inc.                                                             0
28908                  Fresno Fan Club, Inc.                                                                        0
28909                  Freedom Mall Footaction, Inc.                                                                0
28910                  Sunbury Footaction, Inc.                                                                     0
28911                  Sawgrass Fan Club, Inc.                                                                      0
28912                  Padre Footaction, Inc.                                                                       0
28913                  Vista Ridge Mall Footaction, Inc.                                                            0
28914                  Washington Street Fan Club, Inc.                                                             0
28915                  WEST END MALL FOOTACTION, INC.                                                               0
28916                  Westgate Fan Club, Inc.                                                                      0
28917                  Westland-Haileah Fan Club, Inc.                                                         41,880
28918                  Killeen Mall Footaction, Inc.                                                                0
28919                  Kings Plaza Fan Club, Inc.                                                                   0
28920                  Lawndale Plaza Footaction, Inc.                                                              0
28921                  Dallas Galleria Footaction, Inc.                                                             0
28922                  Ala Moana Footaction, Inc.                                                                   9

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28923                  Del Amo Fan Club, Inc.                                                                       0
28924                  Dartmouth Fan Club, Inc.                                                                     0
28925                  Fairfield Commons Fan Club, Inc.                                                             0
28926                  Cross County (N.Y.) Fan Club, Inc.                                                           0
28927                  Chula Vista Fan Club, Inc.                                                                   0
28928                  Alexandria Mall Footaction, Inc.                                                             0
28929                  CROSSROADS CENTER FOOTACTION, INC.                                                           0
28930                  Crossgates Fan Club, Inc.                                                                    0
28931                  Square One Footaction, Inc.                                                                  0
28932                  Southridge Footaction, Inc.                                                                  0
28933                  Southland Mall Footaction, Inc.                                                              0
28934                  Solano Footaction, Inc.                                                                      0
28935                  West Towne Footaction, Inc.                                                                  0
28936                  Fiesta Footaction, Inc.                                                                      0
28937                  Bel-Air Center Footaction, Inc.                                                              0
28938                  Bel Air Mall Footaction, Inc.                                                                0
28939                  West Ridge Footaction, Inc.                                                                  0
28940                  Deptford Open Country, Inc.                                                                  0
28941                  Desoto Square Mall Footaction, Inc.                                                          0
28942                  Dover Mall Footaction, Inc.                                                                  0
28943                  Chatham Ridge Footaction, Inc.                                                               0
28944                  Cielo Vista Mall Footaction, Inc.                                                            0
28945                  San Leandro Footaction, Inc.                                                                 0
28946                  CITY PLACE LONG BEACH FOOTACTION, INC.                                                       0
28947                  Ford City Footaction, Inc.                                                                   0
28948                  Gentilly Woods Footaction, Inc.                                                              0
28949                  Carson Mall Fan Club, Inc.                                                                   0
28950                  CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                   0
28951                  MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                  957
28952                  Seatac Footaction, Inc.                                                                      0
28953                  Westgate Footaction, Inc.                                                                    0
28954                  Randall Park Footaction, Inc.                                                                0
28955                  Riverchase Footaction, Inc.                                                                  0
28956                  Rimrock Footaction, Inc.                                                                     0
28957                  Central City Mall Fan Club, Inc.                                                             0
28958                  Animas Mall Footaction, Inc.                                                                 0
28959                  Aventura Fan Club, Inc.                                                                      0
28960                  Fair Oaks Footaction, Inc.                                                                   0
28961                  EASTERN BOULEVARD FOOTACTION, INC.                                                           0
28962                  Eastfield Open Country, Inc.                                                                 0
28963                  Coventry Mall Fan Club, Inc.                                                                 0
28964                  Cordova Mall Footaction, Inc.                                                              377
28965                  Bannister Mall Footaction, Inc.                                                              0
28966                  Carlsbad Fan Club, Inc.                                                                      0
28967                  CAPITAL CENTRE FOOTACTION, INC.                                                              0
28968                  Canterbury Square Footaction, Inc.                                                           0
28969                  Cambridge Galleria Fan Club, Inc.                                                            0
28970                  Broad Street Footaction, Inc.                                                                0
28971                  Bossier Mall Footaction, Inc.                                                                0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28972                  Bonita Fan Club, Inc.                                                                        0
28973                  Bay Plaza Footaction, Inc                                                                    0
28974                  164 North Star Mall Footaction, Inc.                                                         0
28975                  87TH AND COTTAGE GROVE FOOTACTION, INC.                                                    158
28976                  83 Central Mall Footaction, Inc.                                                             0
28977                  63rd & Western Footaction, Inc.                                                            161
28978                  34TH STREET FOOTACTION, INC.                                                                 0
28979                  1162 Valla Linda Mall Footaction, Inc.                                                       0
28980                  305 Northline Mall Footaction, Inc.                                                          0
28981                  MELDISCO K-M BRISTOL, TENN., INC.                                                        7,013
28982                  MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                             0
28983                  MELDISCO K-M CHICO, CALIF., INC.                                                         7,251
28984                  MELDISCO K-M BRIDGEVILLE, PA., INC.                                                     11,738
28985                  MELDISCO K-M BROCKTON, MASS., INC.                                                      15,001
28986                  MELDISCO K-M BRICKTOWN, N.J., INC.                                                      10,747
28987                  MELDISCO K-M BREMERTON, WASH., INC.                                                      9,753
28988                  MELDISCO K-M CHILLI, N.Y., INC.                                                         10,870
28989                  MELDISCO K-M BOZEMAN, MONT., INC.                                                        7,522
28990                  MELDISCO K-M CHAMBERSBURG, PA., INC.                                                    14,383
28991                  MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                   8,282
28992                  MELDISCO K-M BURTON, MICH., INC.                                                        10,367
28993                  MELDISCO K-M CLEARWATER, FLA., INC.                                                     11,505
28994                  MELDISCO K-M BURLINGTON, N.J., INC.                                                     12,366
28995                  MELDISCO K-M BURLINGTON, IOWA, INC.                                                      4,735
28996                  MELDISCO K-M BRUNSWICK, OHIO, INC.                                                       7,186
28997                  MELDISCO K-M CHARLESTON, W.VA., INC.                                                    15,373
28998                  MELDISCO K-M BRANDON,FLA.,INC                                                           17,719
28999                  MELDISCO K-M BOUNTIFUL, UTAH INC.                                                        9,344
29000                  MELDISCO K-M BOSSIER CITY, LA., INC.                                                     8,849
29001                  MELDISCO K-M BLAINE, MINN., INC.                                                         8,454
29002                  MELDISCO K-M IRMO, S.C., INC.                                                            4,314
29003                  MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                          6,647
29004                  MELDISCO K-M HOWELL, N.J., INC.                                                         11,259
29005                  MELDISCO K-M HOLLISTER, CA., INC.                                                        6,973
29006                  MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                              8,344
29007                  MELDISCO K-M INVERNESS, FL., INC.                                                        5,886
29008                  MELDISCO K-M HYATTSVILLE MD., INC.                                                      38,180
29009                  MELDISCO K-M HOPKINSVILLE, KY., INC.                                                     5,678
29010                  MELDISCO K-M IONIA, MICH., INC.                                                          7,253
29011                  MELDISCO K-M KEY WEST, FL., INC.                                                        12,959
29012                  MELDISCO K-M HOLMES, PA., INC.                                                          17,716
29013                  MELDISCO K-M JONESBORO, GA., INC.                                                       15,697
29014                  MELDISCO K-M LIBERTY, MO., INC.                                                          3,956
29015                  MELDISCO K-M LEXINGTON, SC., INC.                                                        9,350
29016                  MELDISCO K-M IDAHO FALLS, ID., INC.                                                      9,646
29017                  MELDISCO K-M JACKSON, WY., INC.                                                         12,867
29018                  MELDISCO K-M IWILEI, HI., INC.                                                          23,582
29019                  MELDISCO K-M KINGSBURG, CA., INC.                                                        6,937
29020                  MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                11,973

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29021                  MELDISCO K-M LAKE MARY, FL., INC.                                                        8,606
29022                  MELDISCO K-M JUAN DIAZ, P.R., INC.                                                      28,361
29023                  MELDISCO K-M LEVITTOWN, NY., INC.                                                            0
29024                  MELDISCO K-M KINGSLAND, GA., INC.                                                        5,537
29025                  MELDISCO K-M LENEXA, KS., INC.                                                           4,536
29026                  MELDISCO K-M LEMOORE, CA., INC.                                                          8,146
29027                  MELDISCO K-M INDIO, CA., INC.                                                           15,149
29028                  MELDISCO K-M PARADISE, CA., INC.                                                         8,391
29029                  MELDISCO K-M COOS BAY, ORE., INC.                                                        7,430
29030                  MELDISCO K-M DAVIS RD., CA., INC.                                                       16,897
29031                  MELDISCO K-M GRAND BLANC, MICH., INC.                                                    5,889
29032                  MELDISCO K-M GLENMONT, N.Y., INC.                                                        5,746
29033                  MELDISCO K-M MT. PLEASANT, S.C., INC.                                                    4,381
29034                  MELDISCO K-M CARROLLTON, GA., INC.                                                       7,673
29035                  MELDISCO K-M ROCHESTER, N.H., INC.                                                      10,467
29036                  MELDISCO K-M KISSIMMEE, FLA., INC.                                                      22,424
29037                  MELDISCO K-M KEARNY, MO., INC.                                                           7,982
29038                  MELDISCO K-M MONTANA BLVD., TX., INC.                                                   19,729
29039                  MELDISCO K-M HERKIMER, N.Y., INC.                                                       11,551
29040                  MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                               3,327
29041                  MELDISCO K-M KILLEEN, TX., INC.                                                          9,762
29042                  MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                 19,896
29043                  MELDISCO K-M MORGANTON, N.C., INC.                                                       9,278
29044                  MELDISCO K-M CHEROKEE, IOWA, INC.                                                        4,819
29045                  MELDISCO K-M BENNINGTON, VT., INC.                                                       7,489
29046                  MELDISCO K-M EASTON, PA., INC.                                                          15,279
29047                  MELDISCO K-M PIKEVILLE, KY., INC.                                                        8,406
29048                  MELDISCO K-M NEWPORT, KY., INC.                                                         10,773
29049                  MELDISCO K-M WEST 3RD ST., CA., INC.                                                    32,617
29050                  MELDISCO K-M DICKINSON, N.D., INC.                                                       4,730
29051                  MELDISCO K-M OELWEIN, IOWA, INC.                                                         5,158
29052                  MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                7,050
29053                  MELDISCO K-M DAVIE, FLA., INC.                                                          20,685
29054                  MELDISCO K-M BOONE, N.C., INC.                                                           7,259
29055                  MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                   5,879
29056                  MELDISCO K-M RED OAK, IOWA, INC.                                                         3,108
29057                  MELDISCO K-M PALMER, MASS., INC.                                                         9,957
29058                  MELDISCO K-M HUNTINGTON, W.VA., INC.                                                     8,155
29059                  MELDISCO K-M SANFORD, N.C., INC.                                                         7,569
29060                  MELDISCO K-M RATON, N. M., INC.                                                          6,744
29061                  MELDISCO K-M REIDSVILLE, N.C., INC.                                                      9,642
29062                  MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                   5,270
29063                  MELDISCO K-M MOORHEAD, MINN., INC.                                                       7,888
29064                  MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                       0
29065                  MELDISCO K-M FERGUS FALLS, MINN., INC.                                                   5,145
29066                  ALTON, ILL., MELDISCO K-M, INC.                                                         12,341
29067                  MELDISCO K-M FORT ATKINSON, WISC., INC.                                                  5,759
29068                  MELDISCO K-M SARASOTA, FLA., INC.                                                       12,081
29069                  MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                         11,962

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29070                  MELDISCO K-M PUYALLUP, WASH., INC.                                                       8,098
29071                  MELDISCO K-M NATIONAL RD IND INC                                                         9,406
29072                  MELDISCO K-M RIDGE RD., N.Y., INC.                                                       9,498
29073                  MELDISCO K-M AVENEL, N.J., INC.                                                         21,135
29074                  MELDISCO K-M FAIRFAX, VA., INC.                                                         12,579
29075                  MELDISCO K-M SYKESVILLE, MD., INC.                                                       6,206
29076                  MELDISCO K-M CORBIN, KY., INC.                                                          11,160
29077                  MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                  31,343
29078                  MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                             10,360
29079                  MILES MELDISCO K-M HAINES RD., PA., INC.                                                13,557
29080                  MILES MELDISCO K-M GROSEBECK, MICH., INC.                                               13,046
29081                  MILES MELDISCO K-M GREENFIELD, WISC., INC.                                              11,633
29082                  MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                             13,731
29083                  MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                               9,046
29084                  MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                            13,570
29085                  MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                   0
29086                  MILES MELDISCO K-M HOLLYWOOD FLA INC                                                    21,466
29087                  MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                         16,109
29088                  MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                         14,386
29089                  MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                               10,380
29090                  MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                        15,973
29091                  MILES MELDISCO K-M GREEN BAY, INC.                                                      12,624
29092                  MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                             15,756
29093                  MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                             13,454
29094                  MILES MELDISCO K-M JANESVILLE, WISC., INC.                                               9,906
29095                  MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                               6,206
29096                  MILES MELDISCO K-M H'WAY 24, MO., INC.                                                   9,191
29097                  MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                           26,288
29098                  MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                               14,286
29099                  MILES MELDISCO K-M HIALEAH FLA INC                                                      42,723
29100                  MILES MELDISCO K-M HAZLET, N.J. INC.                                                    22,704
29101                  CROSS CREEK MALL FOOTACTION, INC.                                                            0
29102                  Tri-County Footaction, Inc.                                                                  0
29103                  Northland Center Footaction, Inc.                                                            0
29104                  Pembroke Lakes Footaction, Inc.                                                              0
29105                  Harper Woods FootAction, Inc.                                                                0
29106                  Western Hills Footaction, Inc.                                                               0
29107                  Columbia Mall Footaction, Inc.                                                               0
29108                  Cumberland Footaction, Inc.                                                                  0
29109                  Santa Anita Fan Club, Inc.                                                                   0
29110                  South Shore Footaction, Inc.                                                                 0
29111                  Kenwood Footaction, Inc.                                                                     0
29112                  Columbus Mall Footaction, Inc.                                                               0
29113                  Crossroads FootAction, Inc.                                                                  0
29114                  Northgate Footaction, Inc.                                                                   0
29115                  Great Northern Open Country, Inc.                                                            0
29116                  Merced Mall Footaction, Inc.                                                                 0
29117                  Montgomery Mall Footaction, Inc.                                                             0
29118                  Ingleside Open Country, Inc.                                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29119                  North Shore Footaction, Inc.                                                                 0
29120                  Homiguero Footaction, Inc                                                                    0
29121                  Northwest Mall Footaction, Inc.                                                              0
29122                  Oglethorpe Footaction, Inc.                                                              1,325
29123                  Charleston Footaction, Inc.                                                                  0
29124                  First Colony Footaction, Inc                                                                 0
29125                  CRABTREE VALLEY FOOTACTION, INC.                                                             0
29126                  San Angelo Footaction, Inc.                                                                  0
29127                  San Cados Footaction, Inc.                                                                   0
29128                  Rolling Acres Open Country, Inc.                                                             0
29129                  River Falls Footaction, Inc.                                                                 0
29130                  Grand Avenue Footaction, Inc.                                                                0
29131                  Glendale Center Footaction, Inc.                                                            30
29132                  Dedham Mall Fan Club, Inc.                                                                   0
29133                  Lynnwood Footaction, Inc.                                                                    0
29134                  Metrocenter Mall Footaction, Inc.                                                            0
29135                  Green Acres Open Country, Inc.                                                               0
29136                  Roosevelt Field Open Country, Inc.                                                           0
29137                  Hickory Point Footaction, Inc.                                                               0
29138                  Fort Steuben Mall Footaction, Inc.                                                           0
29139                  Eagle Rock Plaza Footaction, Inc.                                                            0
29140                  MELDISCO K-M LONDON, OHIO, INC.                                                          7,936
29141                  MELDISCO K-M LONDON, KY., INC.                                                           8,230
29142                  MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                    43,165
29143                  MELDISCO K-M MARTINSBURG, W. VA., INC.                                                  12,734
29144                  MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                            41,912
29145                  Midway Mall Footaction, Inc.                                                                 0
29146                  Mainland Mall Footaction, Inc.                                                               0
29147                  N. County Fair (CA) Footaction, Inc.                                                         0
29148                  Deerbrook Mall Footaction, Inc.                                                              0
29149                  Jacksonville Mall Footaction, Inc.                                                           0
29150                  River Center Footaction, Inc.                                                                0
29151                  Rio Piedras Footaction, Inc.                                                                 0
29152                  Lufkin Mall Footaction                                                                       0
29153                  Boulevard Mall Footaction, Inc.                                                              0
29154                  Mondawmin Footaction, Inc.                                                                   0
29155                  Mall of America Footaction, Inc.                                                           250
29156                  Coliseum-Hampton Footaction, Inc.                                                            0
29157                  Pine Bluff Footaction, Inc.                                                                  0
29158                  Galleria at Sunset Footaction, Inc.                                                          0
29159                  MELDISCO K-M CRANSTON, R.I., INC.                                                       28,500
29160                  MELDISCO K-M CRAIG, COLO., INC.                                                         11,730
29161                  MELDISCO K-M CONWAY, S.C., INC.                                                          6,257
29162                  MELDISCO K-M COLUMBUS, MISS., INC.                                                       9,469
29163                  MELDISCO K-M CLERMONT, FLA., INC.                                                       12,021
29164                  MELDISCO K-M CLEMMONS, N.C., INC.                                                       10,104
29165                  MELDISCO K-M CHARLES CITY, IA., INC.                                                     6,961
29166                  MELDISCO K-M CENTRE, AL., INC.                                                           5,668
29167                  MELDISCO K-M CAYEY, N.Y., INC.                                                          22,359

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29168                  MELDISCO K-M CARLISLE, PA., INC.                                                        10,649
29169                  MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                       9,502
29170                  MELDISCO K-M DE LAND, FLA., INC.                                                           635
29171                  MELDISCO K-M DEFIANCE, OH., INC.                                                        12,395
29172                  MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                18,607
29173                  MELDISCO K-M DEMING, N.M. INC.                                                           8,272
29174                  MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                  6,988
29175                  MILES MELDISCO K-M ACCESS, TENN., INC.                                                   8,501
29176                  MILES MELDISCO K-M ANDERSON, S.C., INC.                                                  7,541
29177                  MELDISCO K-M WELLSVILLE, N.Y., INC.                                                     12,269
29178                  MELDISCO K-M WAYNESBORO, VA., INC.                                                      10,345
29179                  MELDISCO K-M WAYCROSS RD., OH., INC.                                                     8,900
29180                  MELDISCO K-M WINCHESTER RD., TN., INC.                                                   2,125
29181                  MELDISCO K-M WIND GAP, PA., INC.                                                        18,181
29182                  MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                          9,282
29183                  MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                            26,198
29184                  MILES MELDISCO K-M 84TH AVE., COLO., INC.                                               15,316
29185                  PEORIA, IL., MELDISCO K-M, INC.                                                         10,040
29186                  MILES MELDISCO K-M POINT PLAZA, PA., INC.                                               13,420
29187                  MILES MELDISCO K-M PORT HURON, MICH., INC.                                              19,771
29188                  VILLA PARK, ILL., MELDISCO K-M, INC.                                                     2,667
29189                  ROUND LAKE, ILL., MELDISCO K-M, INC.                                                    17,827
29190                  PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                      0
29191                  MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                           7,827
29192                  MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                  6,691
29193                  NORRIDGE, IL., MELDISCO K-M, INC.                                                       31,144
29194                  OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                          20,380
29195                  MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                              11,289
29196                  MILES MELDISCO K-M ROME, GA., INC.                                                      14,261
29197                  MILES MELDISCO K-M TEAL IND INC                                                         11,503
29198                  MILES MELDISCO K-M CLARKSVILLE IND INC                                                   5,800
29199                  MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                          4,063
29200                  MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                 33,549
29201                  MILES MELDISCO K-M GREELEY, COLO., INC.                                                  8,935
29202                  MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                               18,074
29203                  MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                              7,887
29204                  MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                7,031
29205                  MELDISCO K-M 2606 ZION RD., KY., INC.                                                    6,838
29206                  MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                               11,557
29207                  MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                           9,412
29208                  MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                          12,350
29209                  MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                 7,455
29210                  MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                  8,592
29211                  MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                 6,328
29212                  MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                               8,657
29213                  MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                     14,899
29214                  MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                 7,658
29215                  MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                 8,979
29216                  MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                              6,880

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29217                  MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                            8,349
29218                  MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                               11,894
29219                  MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                13,107
29220                  MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                                7,259
29221                  MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                         7,166
29222                  MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                             15,382
29223                  MELDISCO K-M 1401 SPRING ST., MI., INC.                                                  5,742
29224                  MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                           7,610
29225                  MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                             5,279
29226                  MELDISCO K-M ALLIANCE, NEB., INC.                                                        3,060
29227                  MELDISCO K-M ALEXANDRIA, MN., INC.                                                       7,490
29228                  MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                            9,586
29229                  MELDISCO K-M ABINGDON, VA., INC.                                                        13,067
29230                  MELDISCO K-M AGUADILLA, N.Y., INC.                                                      41,767
29231                  MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                           9,629
29232                  MELDISCO K-M 8601K WEST M-55, MI., INC.                                                  5,960
29233                  MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                              14,816
29234                  MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                            13,976
29235                  MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                  5,621
29236                  MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                 6,108
29237                  MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                 6,464
29238                  MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                            7,485
29239                  MELDISCO K-M 3790 THIRD ST., FL., INC.                                                       0
29240                  MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                              11,367
29241                  MELDISCO K-M 3655 PLANK RD., VA., INC.                                                  12,280
29242                  MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                            9,472
29243                  MELDISCO K-M 2110 SO. M-76, MI., INC.                                                   11,982
29244                  MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                            7,056
29245                  MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                          7,398
29246                  MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                                6,681
29247                  MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                               6,898
29248                  MELDISCO K-M SOUTHBURY, CT., INC.                                                       18,091
29249                  MELDISCO K-M CAMINO DR., CAL., INC.                                                         59
29250                  MELDISCO K-M VIRGINIA, MN., INC.                                                         7,416
29251                  MELDISCO K-M THEODORE, ALA., INC.                                                        1,653
29252                  MELDISCO K-M THREE NOTCH RD., MD., INC.                                                  8,962
29253                  MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                    14,464
29254                  MELDISCO K-M TITUSVILLE, FL., INC.                                                       9,066
29255                  MELDISCO K-M TOLLESON, AZ., INC.                                                        13,499
29256                  MELDISCO K-M TURNER LAKE RD., GA., INC.                                                  8,479
29257                  MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                               7,622
29258                  MELDISCO K-M VEGA BAJA, P.R., INC.                                                      23,941
29259                  MELDISCO K-M VERNAL, UT., INC.                                                           6,666
29260                  MELDISCO K-M WILLIAMSBURG, VA., INC.                                                    12,343
29261                  MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                   29,672
29262                  MELDISCO K-M TEMECULA, CA., INC.                                                         9,573
29263                  MELDISCO K-M SWEETWATER, TN., INC.                                                      10,695
29264                  MELDISCO K-M THE DALLES, OR., INC.                                                       9,218
29265                  MELDISCO K-M SOMERVILLE, N.J., INC.                                                      8,645

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29266                  MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                    8,730
29267                  MELDISCO K-M SPANAWAY, WA., INC.                                                         9,659
29268                  MELDISCO K-M SPRINGBORO, OH., INC.                                                       8,782
29269                  MELDISCO K-M SPEARFISH, SD., INC.                                                        5,292
29270                  MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                    9,855
29271                  MELDISCO K-M COX CREEK, AL., INC.                                                        9,860
29272                  MELDISCO K-M CROSSTOWN RD., GA., INC.                                                    7,431
29273                  MELDISCO K-M CORVALLIS, OR., INC.                                                        9,042
29274                  MELDISCO K-M GILLETTE, WYO., INC.                                                        8,909
29275                  MELDISCO K-M EASLEY, S.C., INC.                                                          8,760
29276                  MELDISCO K-M WASCO, CA., INC.                                                            8,056
29277                  MELDISCO K-M WEBSTER, NY., INC.                                                         14,679
29278                  MELDISCO K-M WENATCHEE, WASH., INC.                                                      7,660
29279                  MELDISCO K-M WEST ALLIS, WI., INC.                                                      14,744
29280                  MELDISCO K-M WEST BABYLON, N.Y., INC.                                                   26,185
29281                  MELDISCO K-M SWEETWATER, TX., INC.                                                       6,216
29282                  MELDISCO K-M WEST BROADWAY, IN., INC.                                                    4,536
29283                  MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                 9,227
29284                  MELDISCO K-M WEXFORD, PA., INC.                                                          9,264
29285                  MELDISCO K-M WAUPACA, WI., INC.                                                         12,348
29286                  MELDISCO K-M WESTWOOD, N.J.                                                             19,055
29287                  MELDISCO K-M SPRINGFIELD, MO., INC.                                                      8,535
29288                  Dallas Feet, Inc.                                                                            0
29289                  SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                      0
29290                  Pembroke Feet, Inc.                                                                          0
29291                  Jackson Feet, Inc.                                                                           0
29292                  Austin Feet, Inc.                                                                            0
29293                  East 41st Street Feet, Inc.                                                                  0
29294                  Sanford Feet, Inc.                                                                           0
29295                  Germantown Pkwy. Feet, Inc.                                                                  0
29296                  Cortana Feet, Inc.                                                                           0
29297                  Knoxville Feet, Inc.                                                                         0
29298                  Independence Feet, Inc.                                                                      0
29299                  Westheimer Feet, Inc.                                                                        0
29300                  Lewisville Feet, Inc.                                                                        0
29301                  San Pedro Avenue Feet, Inc.                                                                  0
29302                  Ft. Lauderdale Feet, Inc.                                                                    0
29303                  Cutler Avenue Feet, Inc.                                                                     0
29304                  Arlington Feet, Inc.                                                                         0
29305                  Tulsa Feet, Inc.                                                                             0
29306                  Plano Feet, Inc.                                                                             0
29307                  El Paso Feet, Inc.                                                                         157
29308                  Albuquerque Feet, Inc.                                                                       0
29309                  MELDISCO K-M MANTECA, CA., INC.                                                          6,854
29310                  MELDISCO K-M MANAHAWKIN, N.J., INC.                                                     15,609
29311                  Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                            11,553
29312                  MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                               22,137
29313                  MELDISCO K-M MILTON, FLA., INC.                                                          6,311
29314                  MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                   10,648

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29315                  MELDISCO K-M MATAMORAS, PA., INC.                                                       20,647
29316                  MELDISCO K-M MAYAGUEZ, PR., INC.                                                        30,157
29317                  MELDISCO K-M MENTOR, OHIO, INC.                                                         21,475
29318                  MELDISCO K-M FREMONT, OH., INC.                                                         11,087
29319                  MELDISCO K-M HUMMELSTOWN, PA., INC.                                                     11,595
29320                  MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                          15,405
29321                  MELDISCO K-M LAKEPORT, CA., INC.                                                        14,075
29322                  MELDISCO K-M LAREDO, TX., INC.                                                          26,810
29323                  MELDISCO K-M KENTON, OHIO, INC.                                                          8,105
29324                  MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                  19,856
29325                  MELDISCO K-M LACKAWANNA, N.Y., INC.                                                     19,237
29326                  MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                               13,032
29327                  MELDISCO K-M FENTON, MICH., INC.                                                         9,075
29328                  MELDISCO K-M GASTONIA, N.C., INC.                                                       14,626
29329                  MELDISCO K-M HANOVER, PA., INC.                                                              0
29330                  MELDISCO K-M HASTINGS, NEB., INC.                                                        5,847
29331                  MELDISCO K-M HONESDALE, PA., INC.                                                       11,625
29332                  MELDISCO K-M HONOLULU, N.Y., INC.                                                       20,545
29333                  MELDISCO K-M JOHNSON CITY, TN., INC.                                                    15,586
29334                  MELDISCO K-M JACKSONVILLE, FLA., INC.                                                   11,646
29335                  MELDISCO K-M JACKSON, MICH., INC.                                                        9,599
29336                  MELDISCO K-M FORT ST. & PA., MI., INC.                                                  22,389
29337                  MELDISCO K-M RUTLAND, VT., INC.                                                         10,132
29338                  MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                   31,500
29339                  MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                               26,880
29340                  MELDISCO K-M SANDY, UTAH, INC.                                                           9,362
29341                  MELDISCO K-M SIDNEY, N.Y., INC.                                                         14,587
29342                  MELDISCO K-M SOUTHAVEN, MISS., INC.                                                      3,384
29343                  MELDISCO K-M TOWANDA, PA., INC.                                                         12,011
29344                  MELDISCO K-M ROBERT ST., MINN., INC.                                                     8,754
29345                  MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                        15,489
29346                  MELDISCO K-M WARWICK BLVD., VA., INC.                                                   15,123
29347                  MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                 9,722
29348                  MELDISCO K-M STUART, FLA., INC.                                                            383
29349                  MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                         15,814
29350                  MELDISCO K-M TAMUNING, GUAM, INC.                                                       51,252
29351                  MELDISCO K-M TUSTIN, CA., INC.                                                               0
29352                  MELDISCO K-M VERSAILLES, KY., INC.                                                       7,697
29353                  MELDISCO K-M W. MARKET ST.,N.C.,INC                                                     18,758
29354                  MELDISCO K-M WATERTOWN, N.Y., INC.                                                      11,627
29355                  MELDISCO K-M WALNUTPORT, PA., INC.                                                      15,120
29356                  MELDISCO K-M WARREN, OHIO, INC.                                                         26,281
29357                  MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                    15,305
29358                  MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                  13,460
29359                  MELDISCO K-M NEW LEBANON, OH., INC.                                                      6,038
29360                  MELDISCO K-M OAK HILL, WV., INC.                                                         6,144
29361                  MELDISCO K-M OVERTON CROSSING, TENN., INC.                                              13,931
29362                  MELDISCO K-M PARSIPPANY, N.J., INC.                                                         11
29363                  MELDISCO K-M PELL CITY, AL., INC.                                                        6,763

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29364                  MELDISCO K-M PEORIA, ARIZ., INC.                                                             0
29365                  MELDISCO K-M MORGANTOWN, WV., INC.                                                      11,256
29366                  MELDISCO K-M LEWISBURG, WV., INC.                                                        9,046
29367                  1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                               7,264
29368                  MELDISCO K-M PERRY, FLA., INC.                                                           5,239
29369                  MELDISCO K-M PLATTEVILLE, WISC., INC.                                                    7,801
29370                  MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                              27,726
29371                  MELDISCO K-M PORT ROYAL, FLA., INC.                                                     32,050
29372                  MELDISCO K-M ST. CROIX, N.Y., INC.                                                      17,189
29373                  MELDISCO K-M PORTAGE IN INC                                                             15,316
29374                  MELDISCO K-M POWAY, CA., INC.                                                               69
29375                  MELDISCO K-M POWER RD., AZ., INC.                                                        4,972
29376                  MELDISCO K-M N. 32 ST., ARIZ., INC.                                                     12,515
29377                  MELDISCO K-M N. novUSTA, S.C., INC.                                                      6,873
29378                  MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                   18,832
29379                  MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                               31,943
29380                  MELDISCO K-M PR #22 & PR #18, PR., INC.                                                 55,240
29381                  MELDISCO K-M PUTNAM, CONN., INC.                                                             0
29382                  MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                  15,456
29383                  MELDISCO K-M QUEENSBURY, N.Y., INC.                                                     25,104
29384                  MELDISCO K-M RENO, PA., INC.                                                             8,993
29385                  MELDISCO K-M DECATUR IND INC                                                             6,029
29386                  MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                              7,360
29387                  MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                               11,354
29388                  MELDISCO K-M COLLEGE AVE., CA., INC.                                                     9,942
29389                  MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                   13,790
29390                  MELDISCO K-M COLUMBIA, PA., INC.                                                        12,267
29391                  MELDISCO K-M EMMET ST., NEB., INC.                                                       7,959
29392                  MELDISCO K-M COLUMBUS, IN., INC.                                                         6,316
29393                  MELDISCO K-M ELLENTON, FL., INC.                                                        13,405
29394                  MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                   17,228
29395                  MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                          25,964
29396                  MELDISCO K-M McMURRAY, PA., INC.                                                         8,932
29397                  MELDISCO K-M DRAPER, UT., INC.                                                           7,281
29398                  MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                               4,267
29399                  MELDISCO K-M DETROIT LAKES, MN., INC.                                                    7,680
29400                  MELDISCO K-M CLEVELAND, TN., INC.                                                       10,147
29401                  MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                    9,435
29402                  MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                              8,142
29403                  MELDISCO K-M DOYLESTOWN, PA., INC.                                                      13,153
29404                  MELDISCO K-M ELKINS, W.VA., INC.                                                         7,796
29405                  MELDISCO K-M HARRISON, OH., INC.                                                        12,208
29406                  MELDISCO K-M HILLMAN ST., CA., INC.                                                      9,012
29407                  MELDISCO K-M HWY. #127, KY., INC.                                                        7,773
29408                  MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                10,949
29409                  MELDISCO K-M CORINTH, MS., INC.                                                          8,267
29410                  MELDISCO K-M COUNTY LINE RD., CA., INC.                                                 16,884
29411                  MELDISCO K-M CLARKSVILLE, TENN., INC.                                                    8,368
29412                  MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                 7,131

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29413                  MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                  17,582
29414                  MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                              21,593
29415                  MELDISCO K-M COALINGA, CA., INC.                                                         7,352
29416                  MELDISCO K-M CLINTON, TN., INC.                                                          7,446
29417                  MELDISCO K-M CLINTON, OKLA., INC.                                                        6,229
29418                  MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                   6,793
29419                  MELDISCO K-M CLARKSBURG, WV., INC                                                        9,539
29420                  MELDISCO K-M COMERIO AVE., PR., INC.                                                    35,482
29421                  HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                 9,236
29422                  GRANITE CITY, ILL., MELDISCO K-M, INC.                                                  10,918
29423                  FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                  13,376
29424                  MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                             6,235
29425                  MELDISCO K-M ABERDEEN, S.D., INC.                                                        5,378
29426                  JOLIET, ILL., MELDISCO K-M, INC.                                                        10,223
29427                  MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                    8,953
29428                  EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                        9,193
29429                  MELDISCO K-M 18 MILE RD., MICH., INC.                                                    9,334
29430                  MELDISCO K-M CONOVER, NC., INC.                                                         12,521
29431                  EMPIRE, ILL., MELDISCO K-M, INC.                                                        10,020
29432                  CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                    10,482
29433                  23RD AVE., ILL., MELDISCO K-M, INC.                                                      8,429
29434                  MELDISCO K-M BELLEVILLE, MICH., INC.                                                    12,213
29435                  MELDISCO K-M BEAVERTON, ORE., INC.                                                      16,182
29436                  MELDISCO K-M BAY RD., MICH., INC.                                                        9,653
29437                  BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                 18,241
29438                  CARBONDALE, ILL., MELDISCO K-M, INC.                                                       127
29439                  BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                    21,610
29440                  MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                  5,329
29441                  MELDISCO K-M AUBURN, ALA., INC.                                                          5,784
29442                  MELDISCO K-M BELLINGHAM, WASH., INC.                                                    13,577
29443                  MELDISCO K-M APALACHEE PKW., FLA, INC                                                    6,146
29444                  MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                   7,203
29445                  MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                              11,763
29446                  MELDISCO K-M 52ND ST., WISC., INC.                                                      12,441
29447                  MELDISCO K-M 34TH ST., FLA., INC.                                                        9,209
29448                  MELDISCO K-M BILLERICA, MASS., INC.                                                      7,914
29449                  MELDISCO K-M BERLIN, N.J., INC.                                                         10,670
29450                  MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                              15,976
29451                  MELDISCO K-M SENECA, S.C., INC.                                                          8,027
29452                  MELDISCO K-M ST JOHN IN INC                                                              7,297
29453                  MELDISCO K-M PERRYSBURG, OH., INC.                                                       6,710
29454                  MELDISCO K-M PARRISH AVE., KY., INC.                                                     5,056
29455                  MELDISCO K-M MONTICELLO, MN., INC.                                                       7,025
29456                  MELDISCO K-M PALMER PARK BLVD., CO., INC.                                                6,713
29457                  MELDISCO K-M PACE PARKWAY, GA., INC.                                                    11,390
29458                  MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                               8,613
29459                  MELDISCO K-M ANNISTON, ALA., INC.                                                        7,785
29460                  MELDISCO K-M 4570 LADSON ROAD,   INC.                                                    5,210
29461                  MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                                  733

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29462                  MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                  28,411
29463                  MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                              8,388
29464                  MELDISCO K-M SMYRNA, TN., INC.                                                           7,706
29465                  MELDISCO K-M SHOW LOW, AZ., INC.                                                        11,852
29466                  SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                               14,805
29467                  MELDISCO K-M SHIPPENSBURG, PA., INC.                                                     6,760
29468                  MELDISCO K-M SHAWANO, WI., INC.                                                          7,614
29469                  MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                              55,961
29470                  MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                 7,655
29471                  MELDISCO K-M HASTINGS, MI., INC.                                                        10,148
29472                  MILES MELDISCO K-M CASPER, WYO., INC.                                                   15,611
29473                  STREATOR, IL., MELDISCO K-M, INC.                                                        6,067
29474                  MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                               20,172
29475                  MELDISCO K-M PHENIX CITY, ALA., INC.                                                     9,425
29476                  MELDISCO K-M OSCODA, MI, INC.                                                            8,325
29477                  MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                             8,347
29478                  MELDISCO K-M HERMITAGE, PA., INC.                                                        9,585
29479                  MELDISCO K-M GLASGOW, KY., INC.                                                         10,023
29480                  MELDISCO K-M ELKVIEW, W.V., INC.                                                        11,450
29481                  MELDISCO K-M RACINE, WISC., INC.                                                         8,780
29482                  MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                            35,631
29483                  MELDISCO K-M WALL, NJ., INC.                                                            18,678
29484                  MELDISCO K-M GLENDIVE, MONT., INC.                                                       8,089
29485                  MELDISCO K-M GLEN BURNIE, MD., INC.                                                     16,554
29486                  MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                            10,045
29487                  MELDISCO K-M CORNELIA, GA., INC.                                                        11,801
29488                  MELDISCO K-M PRICE, UT., INC.                                                            6,834
29489                  MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                  9,343
29490                  MELDISCO K-M HIGH RIDGE, MO., INC.                                                       6,973
29491                  MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                   8,072
29492                  MELDISCO K-M HAMILTON, MT., INC.                                                        13,677
29493                  MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                  8,996
29494                  MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                               0
29495                  MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                     867
29496                  MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                   332
29497                  MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                 61
29498                  MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                    0
29499                  MELDISCO/PAY LESS HENDERSON, NV., INC.                                                     621
27055                  SHOE ZONE #8417                                                                              0
27066                  SHOE ZONE 8438, INC.                                                                         0

                                                                                            Total          85,545,844

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report


Additional Information                                               Schedule 4

--------------------------------------------------------------------------------
Cash Summary
                                                                  Amount
Total Cash                                                       $ 177.7

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        Accounts Receivable Aging Summary
--------------------------------------------------------------------------------
                                 Athletic    Meldisco
                                 Division    Division    Corporate       Total
                                 -----------------------------------------------

0 to 30 days old                    -          2.2           0.4           2.6
31 to 60 days old                   -           -            0.1           0.1
61 to 90 days old                   -           -            0.1           0.1
91+ days old                        -          0.8           0.1           0.9
                                 -----------------------------------------------

Total Accounts Receivable           -          3.0           0.7           3.7
Amount considered uncollectable     -         (0.1)         (0.2)         (0.3)
                                 -----------------------------------------------

Net Accounts Receivable             -         2.9            0.5           3.4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                Summary of Unpaid Post-Petition Accounts Payable
--------------------------------------------------------------------------------
                                 Athletic    Meldisco
                                 Division    Division    Corporate    Total
                                ------------------------------------------------

current                               -       75.5             -       75.5
0 to 30 days past due                 -        5.3             -        5.3
31 to 60 days past due                -        0.2             -        0.2
61 to 90 days past due                -        0.1             -        0.1
91+ days past due                  (3.2)       0.7          (1.4)      (3.9)
                                ------------------------------------------------

Total Accounts Payable       **    (3.2)      81.8          (1.4)      77.2
--------------------------------------------------------------------------------
** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered


Additional Information (continued)                        Schedule 4 (continued)


---------------------------------------------------------------------------------------------------------
                            Summary of Taxes Payable
---------------------------------------------------------------------------------------------------------
                          Beginning      Amount                                                 Ending
                             Tax        Withheld  or  Amount        Date       Check No.          Tax
                          Liability      Accrued       Paid         Paid       or EFT         Liability
=========================================================================================================
 Federal
---------------------------------------------------------------------------------------------------------
 Withholding                    0.4         1.5        1.5         various        EFT              0.4
---------------------------------------------------------------------------------------------------------
 FICA-employee & employer       0.9         1.0        1.2         various        EFT              0.7
----------------------------------------------------------------------------------------------------------
 Unemployment                     -           -        0.1         various        EFT             (0.1)
----------------------------------------------------------------------------------------------------------
 Income                         1.2        (2.5)         -                                        (1.3)
----------------------------------------------------------------------------------------------------------
 Other:                         2.7           -          -                                         2.7
----------------------------------------------------------------------------------------------------------
    Total Federal Taxes         5.2           -        2.8                                         2.4
----------------------------------------------------------------------------------------------------------
 State and Local
----------------------------------------------------------------------------------------------------------
 Withholding                    0.5         0.5        0.5          various       EFT & checks     0.5
----------------------------------------------------------------------------------------------------------
 Sales                         (0.6)          -          -        Aug 15 & 20     EFT & checks    (0.6)
----------------------------------------------------------------------------------------------------------
 Excise                         1.4         1.1        1.1                                         1.4
----------------------------------------------------------------------------------------------------------
 Unemployment                   0.1           -          -          various       EFT & checks     0.1
----------------------------------------------------------------------------------------------------------
 Real Property                  1.4         1.5        1.5          various       EFT & checks     1.4
----------------------------------------------------------------------------------------------------------
 Personal Property              2.9         1.5        1.5                                         2.9
----------------------------------------------------------------------------------------------------------
 Income                         1.3        (2.5)         -                                        (1.2)
----------------------------------------------------------------------------------------------------------
    Total State and Local       7.0         2.1        4.6                                         4.5
----------------------------------------------------------------------------------------------------------
 Total Taxes                   12.2         2.1        7.4             -             -             6.9
-----------------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
August 2005 Monthly Operating Report

Certifications                                                    SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    September 30, 2005                     By:    /s/ Richard L. Robbins
         --------------------                          -------------------------



Title:   Senior V.P. of Financial               Name:  Richard L. Robbins
         Reporting and Control                         -------------------------
         -------------------------